EXHIBIT 10.1 AMENDED AND RESTATED LOAN AGREEMENT – Page 1 AMENDED AND RESTATED LOAN AGREEMENT THIS LOAN AGREEMENT(as amended, modified, restated, or supplemented at any time or from time to time, the “Agreement”) is made and entered into as of March 18, 2022, by and among [REDACTED], a [REDACTED] bank (“Bank”), having an address [REDACTED]; SHARPS COMPLIANCE, INC. OF TEXAS, a Texas corporation d/b/a Sharps Compliance, Inc. (“Compliance”), SHARPS E-TOOLS.COM INC., a Delaware corporation (“e-Tools”), SHARPS MANUFACTURING, INC., a Delaware corporation (“Manufacturing”), SHARPS ENVIRONMENTAL SERVICES, INC., a Delaware corporation d/b/a Sharps Environmental Services of Texas, Inc. (“Environmental”), SHARPS SAFETY, INC., a Texas corporation (“Safety”), ALPHA BIO/MED SERVICES LLC, a Pennsylvania limited liability company (“Alpha”), BIO-TEAM MOBILE LLC, a Pennsylvania limited liability company (“Bio-Team”), CITIWASTE, LLC, a New York limited liability company (“Citiwaste”), SHARPS PROPERTIES, LLC, a Pennsylvania limited liability company (“Properties”), MIDWEST MEDICAL WASTE, INC., a Kansas corporation (“Midwest”), and AFFORDABLE MEDICAL WASTE LLC, an Indiana corporation (“Affordable”) (Compliance, e-Tools, Manufacturing, Environmental, Safety, Alpha, Bio-Team, Citiwaste, Properties, Midwest, Affordable, and all current and future subsidiaries of Parent are, individually and collectively, “Borrower”, and each are individually sometimes referred to herein as a “Loan Party” and collectively as the “Loan Parties”). All the Loan Parties have an address of 9220 Kirby Drive, Suite 500, Houston, TX 77054. W I T N E S S E T H: WHEREAS, Bank made a revolving line of credit to Compliance in the maximum amount of $6,000,000.00 and a guidance line of credit to Compliance in the maximum amount of $8,000,000.00, pursuant to that certain Loan Agreement dated March 29, 2017 (as amended or otherwise modified from time to time, the “RLOC Loan Agreement”), by and between Compliance, as borrower, Bank, as lender, and the domestic subsidiaries of Compliance as guarantors; WHEREAS, Bank made a loan to Compliance and Environmental in the original maximum principal amount of $1,997,500.00, pursuant to that certain Construction and Term Loan Agreement dated August 21, 2019 (as amended or otherwise modified from time to time, the “Facility C Loan Agreement”), by and among Compliance and Environmental, as borrower, Bank, as lender, and Alpha, Bio-Team, and Citiwaste, as guarantors; WHEREAS, Bank made a loan to Properties in the original maximum principal amount of $873,000.00, pursuant to that certain Term Loan Agreement dated January 22, 2021 (as amended or otherwise modified from time to time, the “Facility D Loan Agreement”), by and among Properties, as borrower, Bank, as lender, and Compliance, Environmental, Alpha, Bio-Team, and Citiwaste as guarantors; WHEREAS, Borrower has requested and, subject to the terms and conditions hereof, Bank has agreed to extend certain credit facilities on the terms and conditions of this Agreement; WHEREAS, Borrower and Bank have agreed to amend, restate, and consolidate the RLOC Loan Agreement, the Facility C Loan Agreement and the Facility D Loan Agreement into this Agreement (the RLOC Loan Agreement, the Facility C Loan Agreement, and the Facility D Loan Agreement are collectively, the “Original Loan Agreements”); NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AMENDED AND RESTATED LOAN AGREEMENT – Page 2 ARTICLE ONE DEFINITIONS 1.01 Defined Terms. For purposes of this Agreement, in addition to the terms defined elsewhere herein, including without limitation the preamble to this Agreement, the following terms shall have the meanings set forth below (such meanings to be equally applicable to the singular and plural forms thereof): The terms “Account”, “Account Debtor”, “Chattel Paper”, Commercial Tort Claim”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangible”, “Goods”, “Healthcare Insurance Receivable”, “Instrument”, “Inventory”, “Investment Property”, “Letter of Credit Right”, and “Payment Intangible” shall each have the respective meanings ascribed thereto in the UCC. “Acquired Person” shall have the meaning given to such term in Section 6.13(a). “Acquisition” shall have the meaning given to such term in Section 6.13(a). “Affiliate” shall mean, as to any person: (i) each other person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person specified and (ii) any officer, director, manager, or general partner of such person. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “controlled” have meanings correlative thereto. A person shall be deemed to be controlled by another person if such other person beneficially owns or holds directly or indirectly, 10% or more of the voting control or equity interests of such Person. “Availability Period” shall mean the period commencing on the date hereof until the Conversion Date. “Borrowing Base” shall mean the sum of (a) eighty percent (80%) of Eligible Accounts, and (b) the lesser of (i) fifty percent (50%) of Eligible Inventory or (ii) $3,000,000.00. “Borrowing Base Certificate” shall mean a borrowing base certificate in the form of Exhibit “A”. “Business Day” shall mean any day on which Bank is open for commercial banking business in Houston, Texas.. “Capitalized Lease Obligations” means, for any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations, in accordance with GAAP, are required to be classified and accounted for as a capital lease on a balance sheet of any such Person. “Cash Flow Leverage Ratio” means for Parent and its Subsidiaries, on a consolidated basis, as of any date (a) Net Debt, divided by (b) EBITDA for the period ended as of such date on a trailing twelve (12) month basis. “Collateral” shall mean all the assets, property and interests in property that shall from time to time be pledged or be purported to be pledged as direct or indirect security for any of the Obligations pursuant to any one or more of the Security Documents, other Loan Documents, or otherwise, including without limitation, all assets of Borrower, including all tangible and intangible personal property, whether now owned or any time or from time to time including without limitation all Equipment (including, without limitation, all motor vehicles) all Accounts (including without limitation, all Healthcare Insurance Receivables), all Inventory (including, without limitation returned or repossessed goods), all Chattel Paper (including, without limitation, Electronic Chattel Paper), all General Intangibles (including without limitation all Payment Intangibles), all Investment Property, all Documents, all Instruments, all Deposit Accounts, money, cash or cash equivalents, Supporting Obligations, Letter of Credit Rights, and the Mortgaged Property. In the event of any inconsistency between this definition and the definition of Collateral in any Security Document, such Security Document shall control.

AMENDED AND RESTATED LOAN AGREEMENT – Page 3 “Collateral Access Agreement” shall mean a landlord waiver, subordination, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Collateral, in each case, in form and substance satisfactory to Bank. “Compliance Certificate” shall mean a Compliance Certificate in the form of Exhibit B. “Conversion Date” shall mean March 18, 2025. “Credit Facility” shall mean the loans and lines of credit described in Article Two hereof. “Credit Facility Fees” shall mean, collectively, the Facility A Fee, the Facility B Fee, the Facility A Unused Line Fee, and the Facility B Unused Line Fee. “Debt Service Coverage Ratio” means for Parent and its Subsidiaries, on a consolidated basis, as of any date (a) EBITDA for the period ended as of such date minus the aggregate Restricted Payments for the period ended as of such date, divided by (b) the sum of (i) Principal Payments Scheduled for the corresponding period ended as of such date, plus (ii) Interest Expense for the corresponding period ended as of such date. “Default Condition” shall mean any event or condition that, with the passage of time or giving of notice, or both, would constitute an Event of Default. “Domestic Person” means a Person that is a citizen of or organized under the laws of the United States or any State thereof or under the laws of the District of Columbia. “Domestic Subsidiary” means any Subsidiary of Borrower, whether presently or hereafter created or existing, that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia; provided that if such Subsidiary does not exist on the date of this Agreement, Borrower and such Subsidiary shall satisfy the provisions of Section 6.14 with respect to such Subsidiary. “EBITDA” means for Parent and its Subsidiaries, on a consolidated basis for any period, the sum of (a) Net Income for such period, plus (b) without duplication and to the extent deducted in determining such Net Income (i) Interest Expense for such period, plus (ii) Income Tax Expense for such period, plus (iii) depreciation and amortization for such period, plus (iv) all other non-cash and/or non-recurring expenses subject to approval of Bank, and less (v) all other non-cash and/or non-recurring income. Non-cash and/or non-recurring expenses include, among other items, one-time acquisition costs, including legal fees, investment banker fees, accounting fees and recording fees. For the avoidance of doubt, EBITDA shall include all historical cash flow for such period of any Target Company that becomes a Subsidiary during such period.. “Eligible Account” shall mean “Accounts” (as that term is defined in the Texas Uniform Commercial Code) owned by Borrower subject to a first security interest in favor of Bank that are acceptable and approved by Bank from time to time as accounts eligible to be used as a basis for an advance under the Facility B Line of Credit to Borrower. Without limiting Bank’s discretion to deem an account unacceptable, the following shall not be an Eligible Account: (i) any account which has remained unpaid for more than 90 days from the date of invoice, (ii) all accounts due from any particular Account Debtor when that portion of the Account Debtor’s which has remained unpaid for more than 90 days from the date of invoice exceeds 10% of the total amount outstanding from that particular account debt, unless approved by Bank, (iii) any account subject to a set off or disputed by the Account Debtor of the account, (iv) any account with respect to which Borrower has extended the time for payment without the consent of Bank, (v) any account owed by an Account Debtor who is not located within the United States within the meaning of the Texas Uniform Commercial Code or which is not organized under the laws of the United States, unless secured by an acceptable letter of credit subject to a first security interest in favor of Bank, (vi) any account which is owed by any parent, subsidiary, affiliate, related company or shareholder of Borrower, (vii) any account due from the United States or any agency thereof, (viii) any account in which Borrower owes or will owe any obligation to the Account Debtor of such account, (ix) any account which separately or aggregated with other account(s) represents a relatively large concentration to one company, typically greater than 20% of total accounts unless approved by Bank; (x) any account

AMENDED AND RESTATED LOAN AGREEMENT – Page 4 due on consigned goods, and (xi) any account arising from retainage(s) against billing(s); and (xii) any account due arising out of a bonded contract or any other contract which could create, or result in the creation of a lien on such account. Notwithstanding the foregoing, Eligible Accounts shall include (a) Accounts not to exceed $500,000.00 at any time that are owed by the United States of America or any department, agency or instrumentality thereof (the “Government Receivables”) and for which the Federal Assignment of Claims Act shall have been complied with; and (b) Accounts owed by the following entities: [REDACTED]; provided, however, that such Accounts shall not exceed thirty percent (30%) of the Borrowing Base. Upon the request of Bank and each time that Borrower requests an advance under the Facility B Line of Credit, Borrower shall furnish Bank a certificate in such form as Bank may require along with a current aging of accounts evidencing the amounts owed thereon and the parties liable thereon. “Eligible Inventory” shall mean Inventory of a Borrower which is acceptable to Bank in its sole discretion determined in good faith for lending purposes. Without limiting Bank’s discretion, Bank shall, in general, consider Inventory to be Eligible Inventory if it meets, and so long as it continues to meet, the following requirements: (i) it is owned by a Borrower, such Borrower has the right to subject it to a security interest in favor of Bank and it is subject to a first priority perfected security interest in favor of Bank and to no other claim, lien, security interest or encumbrance whatsoever; (ii) it is located on one of the premises of a Borrower listed on Schedule 4.03 (or other locations of which Bank has been advised in writing pursuant to the terms hereof) such locations are within the United States and are acceptable to Bank, and it is not in transit; (iii) if held for sale or lease or furnishing under contracts of service, it is (except as Bank may otherwise consent in writing) new and unused and free from defects which would, in Bank’s sole determination determined in good faith, affect its market value; (iv) it is not stored with a bailee, consignee, warehouseman, processor or similar party unless Bank has given its prior written approval and the Borrower has caused any such bailee, consignee, warehouseman, processor or similar party to issue and deliver to Bank, in form and substance acceptable to Bank, such Uniform Commercial Code financing statements, warehouse receipts, waivers and other documents as Bank shall require; (v) it is produced in compliance with the Fair Labor Standards Act and is not subject to the “hot goods” provisions contained in 29 USC 215(a)(i), and otherwise complies in all material respects with all standards imposed by any applicable governmental entity having authority over the disposition, manufacture or use of that Inventory; (vi) Bank has determined in good faith, in accordance with Bank’s customary business practices, that it is not unacceptable due to age, type, category or quantity; (vii) it is not Inventory (A) with respect to which any of the representations and warranties contained in this Agreement are untrue; or (B) which violates any of the covenants of Borrower contained in this Agreement; and (viii) it is valued at the lower of (A) the cost of each item of Inventory, or (B) its market value. “Entity” or “Entities” shall mean, in the singular, a Person that is not a natural person and in the plural Persons that are not natural persons. “Environmental Laws” shall mean any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, rules of common law and orders of courts or any Governmental Authority, relating to the protection of human health or occupational safety or the environment, now or hereafter in effect and in each case as amended from time to time, including, without limitation, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Substances, including, without limitation, the following federal laws: the

AMENDED AND RESTATED LOAN AGREEMENT – Page 5 Resource Conservation Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Superfund Amendments and Reauthorization Act, the Toxic Substances Control Act, the Hazardous Materials Transportation Act, the Clean Air Act, and the Clean Water Act. “Environmental Liability” shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities) of any Loan Party directly or indirectly resulting from or based upon (i) any actual or alleged violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Substances, (iii) any actual or alleged exposure to any Hazardous Substances, (iv) the release or threatened release of any Hazardous Substances or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means with respect to any Person, the shares, interests, participations, or other equivalents (however designated) of corporate stock, membership interests or partnership interests (or any other ownership interests) of such Person. “ERISA Event” shall mean (i) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to an employee benefit (“Plan”) (other than an event for which the 30-day notice period is waived); (ii) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the incurrence by Borrower or Loan Party of any liability under Title IV of ERISA with respect to the termination of any Plan; (v) the receipt by Borrower or any Loan Party from the PBGC or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) the incurrence by Borrower or any Loan Party of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (vii) the receipt by Borrower or any Loan Party of any notice, or the receipt by any multiemployer plan, as defined in ERISA, from Borrower or any Loan Party of any notice, concerning the imposition of withdrawal liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “Facility A Line of Credit Commitment” shall mean $30,000,000.00. “Facility B Line of Credit Commitment” shall mean $6,000,000.00. “Facility A Note” shall mean that certain Commercial Line of Credit Note of even date herewith, executed by Borrower in favor of Bank, in the maximum principal amount of the Facility A Line of Credit Commitment, evidencing the Facility A Line of Credit. “Facility B Note” shall mean that certain Amended and Restated Commercial Line of Credit Note of even date herewith, executed by Borrower in favor of Bank, in the maximum principal amount of the Facility B Line of Credit Commitment, evidencing the Facility B Line of Credit, which amends and restates that certain Commercial Note dated March 29, 2017, executed by Compliance in favor of Bank. “Facility C Note” shall mean that certain Amended and Restated Commercial Term Note of even date herewith, in the principal amount of $1,900,300.00, executed by Borrower in favor of Bank, which amends and restates that certain Commercial Term Note dated August 21, 2019, in the maximum principal amount of $1,997,500.00, executed by Compliance and Environmental in favor of Bank. “Facility D Note” shall mean that certain Commercial Term Note dated January 22, 2021, in the maximum principal amount of $873,000.00, executed by Properties in favor of Bank. “Field Audits” means audits, verifications and inspections of (a) the Collateral, (b) the accounting and financial processes and procedures of Borrower and its Subsidiaries, (c) the financial condition of Borrower and its Subsidiaries, (d) the books, records and documents of Borrower and its Subsidiaries, and (e) such other items,

AMENDED AND RESTATED LOAN AGREEMENT – Page 6 documents and matters related to Borrower and its Subsidiaries as Bank may request or desire, in each case conducted by a Person (who may be an employee of Bank or who may be independent) satisfactory to Bank. “Financial Officer” shall mean, with respect to Borrower, the vice president of finance, chief financial officer, principal accounting officer or treasurer of Borrower. “Fiscal Year” shall mean any fiscal year of the Borrower. “GAAP” shall mean generally accepted accounting principles in the United States. “Governmental Authority” shall mean any nation or government, any state or local government political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing. “Hazardous Substances” shall mean any substances or materials (i) that are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any applicable Environmental Law, (ii) that are defined by any applicable Environmental Law as toxic, explosive, corrosive, ignitable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous (iii) the presence of which require investigation, removal, remediation or any other response of any kind under any applicable Environmental Law or causes or threatens to cause a nuisance upon any property of a Loan Party or to any adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about any such property, (iv) that consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (v) that contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or wastes, crude oil, nuclear fuel, natural gas, synthetic gas, radon gas, radioactive materials, or isotopes. “Hedging Obligations” of any Person shall mean any and all obligations of such Person, whether absolute or contingent and howsoever and whomsoever created, arising, evidenced or acquired under (i) any and all Hedging Transactions, (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Hedging Transactions and (iii) any and all renewals, extensions and modifications of any Hedging Transactions and any and all substitutions for any Hedging Transactions, and shall include without limitation any Rate Management Obligations. “Hedging Transaction” of any Person shall mean any transaction (including an agreement with respect thereto) now existing or hereafter entered into by such Person that is a rate swap, basis swap, forward rate transaction, commodity swap, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collateral transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures and shall include without limitation any transaction evidenced by any Rate Management Agreement. “Income Tax Expense” means for Parent and its Subsidiaries, on a consolidated basis for any period, all state and federal income tax expenses for such period, determined in accordance with GAAP. “Indebtedness” of any Person shall mean, without duplication (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of the deferred purchase price of property or services (other than (A) trade payables incurred in the ordinary course of business not more than ninety (90) days past due and (B) and accrued obligations), (iv) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person (other than accrued obligations), (v) all Capitalized Lease Obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (vii) all guaranties of such Person of the type of Indebtedness described in clauses (i) through (vi) above, (viii) the value of property owned by such Person securing the Indebtedness of a third party, whether or not

AMENDED AND RESTATED LOAN AGREEMENT – Page 7 such Indebtedness has been assumed by such Person, (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any common stock of such Person, (x) all off-balance sheet liabilities or such Person and (xi) all Net Mark-to-Market Exposure in respect of all Hedging Obligations of such Person. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor. “Interest Expense” means for Parent and its Subsidiaries, on a consolidated basis, for any period, the sum of all interest expense paid or required by its terms to be paid during such period, as determined in accordance with GAAP. “Lien” shall mean any mortgage, pledge, hypothecation, assignment, security interest, lien (statutory or otherwise), preference, priority, charge or other encumbrance of any nature, whether voluntary or involuntary, including, without limitation, the interest of any vendor or lessor under any conditional sale agreement, title retention agreement, capital lease or any other lease or arrangement having substantially the same effect as any of the foregoing. “Loan Documents” shall mean, collectively, this Agreement, the Notes, the Security Documents, any Rate Management Agreement, and all other agreements, instruments, documents and certificates now or hereafter executed and delivered to the Bank by or on behalf of any Loan Party with respect to this Agreement and the transactions contemplated hereby, in each case as amended, modified, supplemented or restated from time to time. “Loans” means the collective reference to the Facility A Line of Credit, the Facility B Line of Credit, the Facility C Term Loan, and the Facility D Term Loan, and “Loan” means any of such Loans. “Material Adverse Effect” shall mean a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of Borrower and its Subsidiaries, taken as a whole, (b) the ability of Borrower to pay the Obligations or the ability of Borrower to perform its respective obligations under this Agreement or any of the other Loan Documents or (c) the validity or enforceability of this Agreement or any of the other Loan Documents, or the rights or remedies of Bank hereunder or thereunder. “Material Indebtedness” shall mean Indebtedness (other than the Credit Facility and Rate Management Obligations, if any) and Hedging Obligations of any Loan Party, individually or in an aggregate principal amount exceeding $250,000. For purposes of determining the amount of attributed Indebtedness from Hedging Obligations, the “principal amount” of any Hedging Obligations at any time shall be the Net Mark-to-Market Exposure of such Hedging Obligations. “Maturity Date” shall mean, as applicable, (i) with respect to Facility A and Facility B, March 18, 2027, (ii) with respect to Facility C, August 21, 2024, and (iii) with respect to Facility D, January 22, 2026. “Merger” shall have the meaning given to such term in Section 6.13(a). “Mortgage” shall mean, individually and collectively as the context shall require, the Pennsylvania Mortgage and the Texas Mortgage. “Mortgaged Property” shall mean, individually and collectively as the context shall require, the Pennsylvania Mortgaged Property and the Texas Mortgaged Property. “Net Debt” means, for Parent and its Subsidiaries for any period, the sum of (a) all outstanding Indebtedness, minus (b) the aggregate cash held by Parent and its Subsidiaries greater than $2,000,000.00. “Net Income” means, for Parent and its Subsidiaries for any period, the consolidated net income (or loss) of Parent and its Subsidiaries for such period, as determined in accordance with GAAP. “Net Mark-to-Market Exposure” of any Person shall mean, as of any date of determination with respect to any Hedging Obligation, (i) for any Hedging Transaction which has been closed out and termination values determined

AMENDED AND RESTATED LOAN AGREEMENT – Page 8 in accordance therewith, such termination values; and (ii) for any other Hedging Transaction, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from such Hedging Obligation. “Unrealized losses” shall mean the fair market value of the cost to such Person of replacing the Hedging Transaction giving rise to such Hedging Obligation as of the date of determination (assuming the Hedging Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Hedging Transaction as of the date of determination (assuming such Hedging Transaction were to be terminated as of that date). “Notes” shall mean collectively the Facility A Note, the Facility B Note, the Facility C Note, and the Facility D Note, and “Note” means any of such Notes. “Obligations” shall mean (a) all amounts owing by any of the Loan Parties to Bank pursuant to or in connection with the Notes, this Agreement or any other Loan Document or otherwise with respect to the Credit Facility, including without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all fees and expenses of counsel to Bank incurred pursuant to the Notes, this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, (b) all Rate Management Obligations, (c) all Treasury Management Obligations, (d) any obligations under any purchasing card or credit card account established for a Loan Party by Bank or any affiliate of Bank, and (e) all other indebtedness of whatever kind arising of any Loan Party to Bank or any affiliate of Bank, together with all renewals, extensions, modifications or refinancings of any of the foregoing. “Organizational Documents” shall mean as to any Person which is not a natural person, the documents and/or instruments creating and/or governing the formation or operation of such Person, including without limitation such documents required to be filed with any Governmental Authority having jurisdiction over the creation or formation of such Person and including without limitation, articles of incorporation, bylaws, shareholder agreements, voting trust agreements, articles of organization, operating agreements, management agreements, certificates of limited partnership, partnership agreements, statements of qualification, trust agreements or indentures or other agreements or instruments as appropriate for such Person. “Overadvance” shall mean any circumstance where the principal amount outstanding under the Facility B Line of Credit exceeds the Borrowing Base. “Parent” means Sharps Compliance Corp., a Delaware corporation, and its successors and assigns. “Pennsylvania Mortgage” shall mean that certain Mortgage, Security Agreement, and Fixture Filing made and executed January 20, 2021, effective January 22, 2021, from Properties in favor of Bank, and recorded on January 26, 2021 as Instrument Number 202100783 in the Recorder of Deeds Office of Carbon County, Pennsylvania, encumbering the Pennsylvania Mortgaged Property and securing the Credit Facility and other Obligations, as the same may be amended, modified, restated or supplemented at any time or from time to time. “Pennsylvania Mortgaged Property” shall mean that certain real property and all improvements thereon, at any time or from time to time, which real property is described on Exhibit C-1 and which is encumbered by the Pennsylvania Mortgage in order to secure the Credit Facility and other Obligations. “Permitted Encumbrances” shall mean: (i) Liens imposed by law for taxes, assessments or charges or levies of any Governmental Authority not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP; (ii) pledges, Liens and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (iii) deposits or Liens to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (iv) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of Borrower, including without limitation those items set forth in the Mortgage as

AMENDED AND RESTATED LOAN AGREEMENT – Page 9 “Permitted Encumbrances”; (v) extensions, renewals or replacements of any Lien referred to in paragraphs (i) through (iv) above, provided that the principal amount of the obligation secured thereby is not increased and that any such extension, renewal or replacement is limited to the property originally encumbered thereby; (vi) statutory Liens on deposit accounts maintained with, or other property in the custody of, a depositary bank pursuant to its general business terms and in the ordinary course of business, provided that such Liens do not secure any Indebtedness; (vii) Liens in respect of judgments that would not result in an Event of Default under this Agreement; (viii) Liens consisting of pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations to (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to any Loan Party not to exceed at any time or from time to time the sum of $5,000.00 in the aggregate; (x) Liens that are contractual rights of set-off relating to purchase orders and other agreements entered into with customers of Borrower in the ordinary course of business; and (xi) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by Borrower in the ordinary course of business or Liens arising by operation of law under Article 2 of the UCC in favor of a reclaiming seller of goods or buyer of goods. “Permitted Investments” shall mean: (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof; (ii) commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody’s and in either case maturing within six months from the date of acquisition thereof; (iii) certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above; and (v) mutual funds investing solely in any one or more of the Permitted Investments described in the foregoing clauses (i) through (iv). “Person” shall mean any natural person, corporation, association, joint venture, partnership, limited liability company, company, association, trust, Governmental Authority or other entity. “Principal Payments Scheduled” means, for Parent and its Subsidiaries, on a consolidated basis, for any period, that portion of the Indebtedness of the Parent and its Subsidiaries which was due to be paid during such period, including, in the case of Indebtedness consisting of Capitalized Lease Obligations, the amount which was due to be paid during such period on such Capitalized Lease Obligations. “Rate Management Agreement” shall mean any agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates, forward rates, or equity prices, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and any agreement pertaining to equity derivative transactions (e.g., equity or equity index swaps, options, caps, floors, collars and forwards), including without limitation any ISDA Master Agreement between any Loan Party and Bank or any affiliate of Bank, and any schedules, confirmations and documents and other confirming evidence between the parties confirming transactions thereunder, all whether now existing or hereafter arising, and in each case as amended, modified or supplemented from time to time. “Rate Management Obligations” shall mean any and all obligations of any Loan Party to Bank or any affiliate of Bank, whether absolute, contingent or otherwise and howsoever and whensoever (whether now or hereafter) created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under or in connection with (i) any and all Rate Management Agreements, and (ii) any and all cancellations, buy-backs, reversals, terminations or assignments of any Rate Management Agreement. “Responsible Officer” shall mean with respect to any Loan Party which is an Entity any of the president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer or a vice president or a manager or managing member or a general partner or managing general partner of such Loan Party or such other representative of such Loan Party as may be designated in writing by any one of the foregoing with the consent of

AMENDED AND RESTATED LOAN AGREEMENT – Page 10 Bank; and, with respect to the financial covenants only, the chief financial officer or the treasurer of such Loan Party. Any document delivered in connection with this Agreement or any of the other Loan Documents that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other entity action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock or other equity interest of any Loan Party now or hereafter outstanding; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, or any shares of any class of stock or other equity interest of any Loan Party now or hereafter outstanding; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock or other equity interest of a Loan Party now or hereafter outstanding. “Security Agreement” shall mean the Security Agreement, made by the Borrower in favor of Bank dated on or about the date hereof, pursuant to which Borrower has granted to Bank a security interest in and to the Collateral described therein, as amended, modified, restated or supplemented at any time or from time to time. “Security Documents” shall mean the Security Agreement, the Mortgage, and all other pledge or security agreements, mortgages, deeds of trust, assignments or other similar agreements or instruments executed and delivered by any of the Loan Parties securing any or all of the Obligations or otherwise in connection with the transactions contemplated hereby, in each case as amended, modified or supplemented from time to time. “Subsidiary” shall mean, with respect to any Person, any corporation or other Person of which more than fifty percent (50%) of the outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors, board of managers or other governing body of such Person, is at the time, directly or indirectly, owned or controlled by such Person and one or more of its other Subsidiaries or a combination thereof (irrespective of whether, at the time, securities of any other class or classes of any such corporation or other Person shall or might have voting power by reason of the happening of any contingency). “Supporting Obligation” shall have the meaning ascribed to such term in the UCC. “Target Company” shall mean either (a) a Person from which Borrower will acquire all, or substantially all, of its assets, or (b) a Person in which Borrower will acquire all the Equity Interest of. “Texas Mortgage” shall mean that certain Deed of Trust, Assignment of Rents, and Security Agreement dated August 21, 2019, from Environmental in favor of Bank, and recorded on September 9, 2019, as Document Number 219607, Book OR, Volume 2043, Page 422, in the Official Public Records of Panola County, Texas, encumbering the Texas Mortgaged Property and securing the Credit Facility and other Obligations, as the same may be amended, modified, restated or supplemented at any time or from time to time. “Texas Mortgaged Property” shall mean that certain real property and all improvements thereon, at any time or from time to time, which real property is described on Exhibit C-2 and which is encumbered by the Pennsylvania Mortgage in order to secure the Credit Facility and other Obligations. “Treasury Management Obligations” shall mean, collectively, all obligations and other liabilities of any Loan Party owing to Bank or any affiliate of Bank pursuant to any agreements governing the provision to such Loan Party of treasury or cash management services, including deposit accounts, funds transfer, automated clearing house, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation, purchasing cards and reporting and trade finance services. “UCC” shall mean the Uniform Commercial Code as in effect in each applicable jurisdiction as amended or modified from time to time. 1.02 Accounting Terms and Determinations. Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all

AMENDED AND RESTATED LOAN AGREEMENT – Page 11 financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a consistent basis or other standard acceptable to Bank. 1.03 Internal References. Unless otherwise specified or unless the context otherwise requires, all references herein to sections, annexes, schedules and exhibits are references to sections, annexes, schedules and exhibits in and to this Agreement, and all terms defined in this Agreement shall have the defined meanings when used in any other Loan Document or any certificate or other document made or delivered pursuant hereto. ARTICLE TWO CREDIT FACILITY 2.01 Facility A. (a) Facility A Line of Credit. Subject to the terms of this Agreement, Bank agrees to make available to Borrower a non-revolving line of credit (the “Facility A Line of Credit”) to Borrower, subject to the terms and conditions of this Agreement. Borrower may borrow, on a non-revolving basis, advances not to exceed the Facility A Line of Credit Commitment, in the aggregate, such that the amount available to be advanced under the Facility A Line of Credit Commitment is reduced by the amount of each advance and is not increased as a result of any payments or prepayments which reduce the unpaid principal balance of the Facility A Line of Credit. Advances under the Facility A Line of Credit shall be made during the Availability Period. On the Conversion Date, all of Bank's obligations to make any advance on the Facility A Line of Credit shall cease, and the Facility A Line of Credit shall automatically, without the necessity of any further act on the part of either Bank or Borrower, convert to a term loan in a principal amount equal to the aggregate outstanding principal balance of all advances made by Bank to the Borrower under the Facility A Line of Credit during the Availability Period, and bear interest at the rate or rates specified in the Facility A Note from the Conversion Date until paid, and shall be payable in monthly installments of principal plus interest as specified in the Facility A Note, commencing on April 1, 2025, and continuing on the same day of each succeeding month, with a final installment in the amount of the remaining unpaid balance of principal and interest due and payable on the Maturity Date. The amount of each monthly installment of principal plus interest shall be calculated based on a five (5) year straight line amortization of the aggregate outstanding principal balance due under the Facility A Line of Credit on the Conversion Date. The Facility A Line of Credit shall be evidenced by the Facility A Note, which shall be executed and delivered simultaneously with the execution and delivery of this Agreement, and shall accrue interest as provided in and as payable under the Facility A Note, with principal to be payable under and pursuant to the Facility A Note at its maturity on the Maturity Date, or as may be otherwise provide in the Facility A Note. Notwithstanding anything to the contrary, no advance under the Facility A Line of Credit shall exceed seventy-five percent (75%) of the purchase price of the Target Company’s assets or of the Equity Interests of the Target Company to be acquired with the proceeds of such advance. (b) Facility A Line of Credit Fees. (i) Facility A Fee. Borrower shall unconditionally pay to Bank a fee (the “Facility A Fee”) of $90,000, which is due and payable in full in good collected funds as of the date of the execution and delivery of this Agreement. (ii) Facility A Unused Line Fee. Borrower shall unconditionally pay to Bank a fee (the “Facility A Unused Line Fee”) equal to 0.25% per annum of the unused portion of the Facility A Line of Credit. The unused portion of the Facility A Line of Credit shall be the difference between the Facility A Line of Credit Commitment and the average daily outstanding principal balance of the Facility A Line of Credit during each quarter (or portion thereof, as applicable), which fees shall be calculated and payable quarterly, in arrears, on the basis of a year consisting of 360 days and the actual number of days (including the first day, but excluding the last day) elapsed and payable on the first day of each calendar quarter (January 1, April 1, July 1 and October 1). (c) Procedure for Advances. From time to time, and as a condition of each advance under the Facility A Line of Credit, Borrower shall submit to Bank a Notice of Borrowing setting forth the principal amount of the advance to be obtained by Borrower from Bank pursuant to the terms hereof, the amount of which requested advance when added to the amount of all prior advances under the Facility A Line of Credit shall not exceed in any and all

AMENDED AND RESTATED LOAN AGREEMENT – Page 12 events the Facility A Line of Credit Commitment. So long as such Notice of Borrowing is received by the Bank and all conditions precedent set forth in Section 3.02 herein are satisfied prior to 11:00 a.m. (Central time), such advance can be made on the Business Day of receipt of such notice. Unless otherwise indicated by the Borrower, each Notice of Borrowing shall be irrevocable. (d) Purpose. The Facility A Line of Credit shall be used solely for business purposes (i) to refinance acquisition related debt in an approximate amount of $130,000, and (ii) to finance the acquisition of all, or substantially all, of the assets of Target Companies or all the Equity Interests of Target Companies up to a maximum amount of seventy-five percent (75%) of the purchase price of each Target Company subject to pro-forma covenant compliance. 2.02 Facility B. (a) Facility B Line of Credit. Subject to the terms of this Agreement, Bank agrees to make available to Borrower a revolving line of credit (the “Facility B Line of Credit”) to Borrower, subject to the terms and conditions of this Agreement. Borrower may borrow, re-pay and re-borrow on a revolving basis advances not to exceed, in the aggregate outstanding at any one time or from time to time, the lesser of (i) the Facility B Line of Credit Commitment or (ii) the Borrowing Base; provided, that if, at any time hereafter an Overadvance exists, without limiting the right of Bank to declare an Event of Default, Borrower will immediately repay the Line of Credit by the amount of such Overadvance. The Facility B Line of Credit shall be evidenced by the Facility B Note, which shall be executed and delivered simultaneously with the execution and delivery of this Agreement, and shall accrue interest as provided in and as payable under the Facility B Note, with principal to be payable under and pursuant to the Facility B Note on the Maturity Date, or as may be otherwise provide in the Facility B Note. (b) Facility B Line of Credit Fees. (i) Facility B Fee. Borrower shall unconditionally pay to Bank a fee (the “Facility B Fee”) of $18,000, which is due and payable in full in good collected funds as of the date of the execution and delivery of this Agreement. (ii) Facility B Unused Line Fee. Borrower shall unconditionally pay to Bank a fee (the “Facility B Unused Line Fee”) equal to 0.25% per annum of the unused portion of the Facility B Line of Credit. The unused portion of the Facility B Line of Credit shall be the difference between the Facility B Line of Credit Commitment and the average daily outstanding principal balance of the Facility B Line of Credit during each quarter (or portion thereof, as applicable), which fees shall be calculated and payable quarterly, in arrears, on the basis of a year consisting of 360 days and the actual number of days (including the first day, but excluding the last day) elapsed and payable on the first day of each calendar quarter (January 1, April 1, July 1 and October 1). (c) Procedure for Advances. From time to time, and as a condition of each advance under the Facility B Line of Credit, Borrower shall submit to Bank (i) a Notice of Borrowing setting forth the principal amount of the advance to be obtained by Borrower from Bank pursuant to the terms hereof, the amount of which requested advance when added to the amount of all prior advances under the Facility B Line of Credit shall not exceed in any and all events the lesser of (x) the Facility B Line of Credit Commitment and (y) the Borrowing Base, and (ii) a then current completed Borrowing Base Certificate executed by a Responsible Officer. So long as such Notice of Borrowing and Borrowing Base Certificate is received by the Bank prior to 11:00 a.m. (Central time), such advance can be made on the Business Day of receipt of such notice. Unless otherwise indicated by the Borrower, each Notice of Borrowing shall be irrevocable. (d) Purpose. The Facility B Line of Credit shall be used solely for business purposes (i) to finance general working capital, and (ii) issuance of letters of credit up to $1,000,000 subject to compliance with the Borrowing Base. (e) Letter of Credit Subfeature. As a subfeature under the Line of Credit, Bank may from time to time issue letters of credit for the account of Borrower (each, a “Letter of Credit” and collectively, “Letters of Credit”); provided, however, that (i) the form and substance of each Letter of Credit shall be subject to approval by Bank in its

AMENDED AND RESTATED LOAN AGREEMENT – Page 13 sole and absolute discretion, (ii) Borrower shall execute and deliver any and all such applications, letter of credit reimbursement agreements and/or other documents or instruments as Bank shall require, and (iii) Borrower shall pay to Bank such fees as Bank normally and customarily charges for the issuance of Letters of Credit; and provided further that the aggregate undrawn amount of all outstanding Letters of Credit shall not at any time exceed the lesser of (x) $1,000,000.00 and (y) the Facility B Line of Credit Commitment less the total principal amount outstanding under the Facility B Line of Credit. Each Letter of Credit shall be issued for a term not to exceed 365 or 366, as applicable, days, as designated by Borrower; provided, however, that no Letter of Credit shall have an expiration date subsequent to the Maturity Date. The undrawn amount of all Letters of Credit plus any and all amounts paid by Bank in connection with drawings under any Letter of Credit for which the Bank has not been reimbursed shall be reserved under the Line of Credit and shall not be available for advances thereunder. Each draft paid by Bank under a Letter of Credit shall be deemed an advance under the Line of Credit without regard to the restriction in the immediately preceding sentence and shall be repaid in accordance with the terms of the Line of Credit Note; provided however, that if the Line of Credit is not available for any reason whatsoever, at the time any draft is paid by Bank, or if advances are not available under the Facility B Line of Credit Commitment in such amount due to any limitation of borrowing set forth herein, then the full amount of such drafts shall be immediately due and payable, together with interest thereon, from the date such amount is paid by Bank to the date such amount is fully repaid by Borrower, at that rate of interest applicable to advances under the Line of Credit Note. (f) Accordion Feature. (i) Request for Increase. Borrower may, at any time for so long as the Facility B Line of Credit Commitment hereunder has not been terminated and prior to the Maturity Date and provided that no Event of Default or Default Condition has occurred and is continuing, request that the Facility B Line of Credit Commitment be increased by an additional principal amount of up to $4,000,000.00 ($10,000,000.00 in total) (each such requested increase being a “Commitment Increase”) by written notice to Bank requesting such Commitment Increase. Any such Commitment Increase shall be subject to (i) submission to Bank of such information as Bank shall request, (ii) underwriting by Bank, (iii) Bank’s written approval in its sole and absolute discretion (i.e., it may grant or withhold such approval for any reason or for no reason whatsoever), and (iv) such terms and conditions as Bank shall require in its sole and absolute discretion and nothing contained herein shall constitute the agreement or commitment of, or impose any obligation on, Bank to increase the Facility B Line of Credit Commitment by the amount of any such Commitment Increase. (ii) Effectiveness of Increase. Any such Commitment Increase shall become effective only upon (i) Bank’s agreement to a Commitment Increase in such amount, if any, as Bank shall determine, and setting forth such terms and conditions with respect to such Commitment Increase as Bank shall require in its sole and absolute discretion, (ii) satisfaction of conditions of such Commitment Increase as Bank shall require, (iii) the Loan Parties’ execution and delivery of such documents and/or instruments as Bank shall require in connection with such Commitment Increase, including without limitation any supplement, restatement or amendment to this Agreement or the other Loan Documents as shall be necessary to effectuate such Commitment Increase in accordance with Bank’s agreement to provide the same, and such additional customary documents and filings (including amendments to the Security Documents and title endorsement bringdowns), (iv) Bank’s receipt of resolutions and other customary closing certificates and documentation as required by Bank, consistent with those delivered as of the date of this Agreement, and (v) payment of such additional fees as Bank shall determine as a condition of such Commitment Increase provided such fees shall not exceed 30 bps of the additional principal amount included in the Commitment Increase and other reasonable third party fees and costs of Bank incurred in connection with such Commitment Increase. Each such Commitment Increase shall be secured by all of the Collateral securing the Loans and upon any such Commitment Increase, the Facility B Line of Credit Commitment will thereafter be increased by the amount of such Commitment Increase. 2.03 Facility C Term Loan.

AMENDED AND RESTATED LOAN AGREEMENT – Page 14 (a) Facility C Term Loan. Subject to the terms of this Agreement, Bank has made, and Borrower has taken, a term loan in the principal amount of $1,900,300.00, (the “Facility C Term Loan”) which shall be evidenced by the Facility C Note and which shall accrue interest and be payable as to principal and interest as provided therein with a final maturity on the Maturity Date. (b) Purpose. The Facility C Term Loan was made solely for business purposes for the construction on the Texas Mortgaged Property. 2.04 Facility D Term Loan. (a) Term Loan. Subject to the terms of this Agreement, Bank has made, and Borrower has taken, a term loan in the principal amount of $873,000.00, (the “Facility D Term Loan”) which is evidenced by the Facility D Note and which shall accrue interest and be payable as to principal and interest as provided therein with a final maturity on the Maturity Date. (b) Purpose. The Facility D Term Loan was made solely for business purposes for the acquisition of the Pennsylvania Mortgaged Property. 2.05 Lockboxes and Collections. (a) Upon the occurrence of an Event of Default, Borrower will establish with Bank a restricted depository account with Bank (the “Collection Account”), and enter into a lockbox arrangement with Bank pursuant to a separate written Lockbox Services Agreement in such form as is required by Bank (a “Lockbox Agreement”) for the purposes of providing for collection of its Accounts and other rights to payment as provided in the Security Agreement and in such Lockbox Agreement, and which Lockbox Agreement shall detail the methods of collection and the application and disposition of Borrower’s Accounts, and other rights to payment provided, that if an Event of Default has occurred and is continuing, all such collections shall be applied to the Credit Facility in such manner and order as Bank shall determine in its sole and absolute discretion consistent with the Security Agreement. (b) Upon the occurrence of an Event of Default, Borrower will cause all collections with respect to its Accounts and any other rights to payment to be sent, and will direct all Account Debtors on such Accounts and other rights of payment to send, directly to the lockbox (the “Lockbox”) established pursuant to the Lockbox Agreement. In the event that Borrower receives any collections of its Accounts and other rights to payment, Borrower will, promptly upon receipt and in any event within one Business Day of receipt, forward such collections directly to the Lockbox in the form received and as otherwise provided in the Lockbox Agreement, and if requested by Bank, will promptly notify Bank of such event. (c) Collections received in the Lockbox shall be deposited into the Collection Account as provided in the Lockbox Agreement. (d) Except to the extent permitted by the Lockbox Agreement and the Security Agreement, Borrower shall not withdraw any amounts from the accounts into which the collections remitted to the Lockbox are deposited, nor shall Borrower change the procedures under the agreements governing the Lockbox and related accounts. ARTICLE THREE CONDITIONS TO CREDIT FACILITY 3.01 Conditions To Effectiveness. The obligations of Bank to extend the Credit Facility shall not become effective until the date on which each of the following conditions is satisfied: (a) Bank shall have received all fees and other amounts due and payable on or prior to the date hereof, including without limitation the Credit Facility Fees and reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to Bank) required to be reimbursed or paid by Borrower hereunder or under any other Loan Document.

AMENDED AND RESTATED LOAN AGREEMENT – Page 15 (b) The Bank (or its counsel) shall have received the following (all of which shall be in form and substance satisfactory to Bank in its sole discretion): (i) this Agreement signed by or on behalf of each party hereto; (ii) the duly executed Notes payable to the Bank; (iii) the duly executed other Loan Documents, including without limitation, the Security Documents; (iv) certificates of the secretary, authorized officer, general partner, manager or member of each Loan Party that is an Entity in form and substance acceptable to the Bank, attaching and certifying copies of its Organizational Documents and authorizing resolutions or unanimous written consents, as appropriate for each such Loan Party, authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer, or other authorized representative, as applicable, of each such Loan Party executing the Loan Documents to which it is a party; (v) certificates of good standing, status, or existence, as applicable, from the Secretary of State or other proper governmental office of the jurisdiction of organization of each Loan Party that is an Entity and each other jurisdiction where any such Loan Party is required to be qualified to do business as a foreign entity; (vi) certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under any Requirement of Law in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired; (vii) if applicable, duly executed payoff letters or other evidence satisfactory to the Bank from Banks under any existing loans or credit facilities of Borrower; and (viii) Collateral Access Agreements executed by each landlord or owner of property leased to Borrower upon which more than $500,000 of Collateral comprising inventory, equipment, furniture or fixtures is located; (ix) a copy of, or a certificate as to coverage under, the insurance policies required by the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a customary Bank’s loss payable endorsement and to name the Bank as additional insured, mortgagee or lender loss payee as appropriate and in form and substance satisfactory to the Bank in its sole discretion. (c) Each document (including, without limitation, any Uniform Commercial Code financing statements) required by the Security Documents or under law or reasonably requested by the Bank to be filed, registered or recorded in order to create in favor of the Bank a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted pursuant to the terms of this Agreement or the Security Documents), shall be in proper form for filing, registration or recordation. 3.02 Advances. The obligation of the Bank to make any advance under either the Facility A Line of Credit or the Facility B Line of Credit is subject to the satisfaction of the following conditions: (a) at the time of and immediately after giving effect to such advance, no Default Condition or Event of Default shall exist;

AMENDED AND RESTATED LOAN AGREEMENT – Page 16 (b) at the time of and immediately after giving effect to such advance, all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (except where the same are qualified by materiality or by Material Adverse Effect, in which case the same shall be true and correct in all respects) on and as of the date of such advance, in each case before and after giving effect thereto; (c) Borrower shall have delivered the required Notice of Borrowing; (d) for any advance under the Facility A Line of Credit: (i) evidence of insurance for the Target Company that satisfies the Bank’s requirements; (ii) an executed copy of the purchase agreement executed in connection with the related Acquisition which may be delivered in escrow, and, if such information is not contained in the purchase agreement, all documentation reasonably satisfactory to Bank showing the purchase price of the assets or Equity Interests of the Target Company to be acquired; (iii) with respect to any Acquisition of the Equity Interests of a Target Company, a beneficial ownership form for Target Company becoming a Subsidiary and a certificate of the secretary, authorized officer, general partner, manager or member of the Target Company becoming a Subsidiary, in form and substance acceptable to the Bank, attaching and certifying copies of its Organizational Documents, certificates of good standing, status, or existence, as applicable, from the Secretary of State or other proper governmental office of the jurisdiction of organization of such Target Company and each other jurisdiction where such Target Companyis required to be qualified to do business as a foreign entity which may be delivered in escrow; (iv) pro-forma financial statements illustrating the combined financial position of the Borrower and the Target Company; (v) a quality of earnings report for the Target Company from a reputable accounting firm or historical financial statements for the Target Company as deemed necessary by Bank; and (vi) evidence satisfactory to Bank of pro-forma compliance with all covenants of the Loan Documents, including, but not limited to, delivery of a pro-forma Compliance Certificate demonstrating compliance with the Financial Covenants (such pro-forma Compliance Certificate to include adjusted pro-forma cash flow (e) for any advance under the Facility B Line of Credit, Borrower shall have delivered to Bank a current Borrowing Base Certificate. Each request for an advance shall be deemed to constitute a representation and warranty by Borrower that all conditions specified in this Section have been satisfied. 3.03 Delivery of Documents. All of the Loan Documents, certificates and other documents and papers referred to in this Article Three, unless otherwise specified, shall be delivered to Bank and, except for the Note, in sufficient counterparts or copies as Bank shall require and shall be in form and substance satisfactory in all respects to Bank. ARTICLE FOUR REPRESENTATIONS AND WARRANTIES To induce Bank to enter into this Agreement and to extend to Borrower the Credit Facility, the Loan Parties represent and warrant to Bank both before and after giving effect to the transactions contemplated hereby, which representations and warranties shall be deemed made as of the date of this Agreement and otherwise as set forth in Section 3.02, as follows:

AMENDED AND RESTATED LOAN AGREEMENT – Page 17 4.01 Existence; Power. Each Loan Party that is an Entity (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company, as applicable, under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party that is a natural person is sui juris and otherwise of full legal capacity to enter into this Agreement and the other Loan Documents and to own its properties. 4.02 Organizational Power; Authorization. The execution, delivery and performance by the Loan Parties that are Entities of the Loan Documents to which each is a party are within such Person’s organizational powers, as applicable, and have been duly authorized, as applicable, by all necessary organizational, and if required, shareholder, partner or member action. This Agreement and each other Loan Document dated the date hereof has been duly executed and delivered by the Loan Parties, and constitute, and each other Loan Document to which any Loan Party will become a party, when executed and delivered by such Loan Party shall constitute, valid and binding obligations of the Loan Parties, enforceable against each such Loan Party in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. 4.03 Places of Business. Each Loan Party’s correct, legal name and jurisdiction of organization if such Loan Party is an Entity is as set forth in the preamble to this Agreement and, as to the Loan Parties that are Entities, (i)the chief executive office of each Loan Party that is an Entity and the residence address of each Loan Party that is a natural person are as set forth in the preamble to this Agreement and (ii) all other places of business of each Loan Party are set forth on Schedule 4.03 hereto. Any other locations of any Collateral are located at the corresponding addresses set forth on Schedule 4.03 hereto. Except as disclosed in the preamble hereto: (i) no Loan Party that is an Entity has been organized in any other jurisdiction, nor changed any such location in the last five (5) years, (ii) no Loan Party has changed its name in the last five (5) years, and (iii) during such period no Loan Party has used, nor does any Loan Party now use, any fictitious or trade name. 4.04 Pending Litigation. There are no judgments or judicial or administrative orders, proceedings or investigations (civil or criminal) pending or, to the knowledge of the Loan Parties, threatened, against any Loan Party in any court or before any Governmental Authority, other than as set forth on Schedule 4.04 hereto or which, if adversely determined, could not reasonably be expected to cause a Material Adverse Effect. No member, manager, partner, shareholder, director, or executive officer of any Loan Party that is an Entity nor any Loan Party that is a natural person has been indicted or convicted in connection with or is engaging in any racketeering or other similar criminal conduct or activity, or is currently subject to any lawsuit or proceeding or under investigation in connection with any racketeering or other similar criminal conduct or activity. 4.05 Governmental Approvals; No Conflicts. The execution, delivery and performance by the Loan Parties of this Agreement, and the other Loan Documents to which each is a party (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) do not violate or result in the breach of any of the terms and provisions of any Organizational Document to which any Loan Party is bound or is a party, (iii) will not violate any Requirements of Law applicable to any Loan Party, or any judgment, order or ruling of any Governmental Authority, (iv) will not violate or result in a default under any indenture, material agreement or other material instrument binding any Loan Party or any of their respective assets or give rise to a right thereunder to require any payment to be made by any Loan Party and (v) will not result in the creation or imposition of any Lien on any asset of a Loan Party, except Liens created under the Loan Documents. 4.06 Financial Statements. The respective financial statements of each Loan Party that is an Entity delivered to Bank in connection with the Credit Facility (including in all cases the notes thereto, if any) have been prepared in accordance with GAAP or other standard acceptable to Bank, are accurate and complete in all material respects as of the respective dates thereof, are consistent with each such Person’s books and records (which, in turn, are accurate and complete in all material respects), present fairly in all material respects each such Person’s respective financial condition, results of operations and cash flows as of the respective times and for the respective periods referred to therein. The respective financial statements of each Loan Party that is a natural person delivered to Bank in connection with the Credit Facility have been prepared on Bank’s standard form of personal financial statement or

AMENDED AND RESTATED LOAN AGREEMENT – Page 18 other form approved by Bank, are accurate and complete in all material respects as of the respective dates hereof, and to the extent that any of the assets shown on any such Person’s financial statement are jointly owned with any other Person, such ownership is so designated on such financial statement, together with a notation as to such Loan Party’s interest therein. There have been no changes to the financial condition of any Loan Party which have had or could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. No Loan Party has any indebtedness, Lien or other liability that would be required to be disclosed on a balance sheet in accordance with GAAP, except for those (i) set forth on the financial statements referred to hereinabove or (ii) incurred in the ordinary course of business since the respective date of such Person’s financial statement referred to hereinabove. 4.07 Environmental Matters. None of the Loan Parties (i) has stored or disposed of any Hazardous Substances on the Mortgaged Property or any of their respective properties except in compliance with Environmental Laws, (ii) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (iii) is or has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability. 4.08 Compliance with Laws and Agreements. Each of the Loan Parties and their respective Subsidiaries, if any, are in compliance with (a) all Requirements of Law and all judgments, decrees and orders of any Governmental Authority and (b) all indentures, agreements or other instruments binding upon it or its properties, except where non-compliance, either singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 4.09 Taxes. Each of the Loan Parties has timely filed or caused to be filed all Federal and state income tax returns and all other material tax returns that are required to be filed by them, and have paid all taxes shown to be due and payable on such returns or on any assessments made against it or its property, except where the same are currently being contested in good faith by appropriate proceedings and for which such Loan Party has set aside on its books adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Loan Parties in respect of such taxes are adequate, and no tax liabilities that could be materially in excess of the amount so provided are anticipated. 4.10 ERISA. Each Loan Party is in compliance with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations and published interpretations thereunder with respect to all employee benefit plans covered thereby. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. 4.11 Investment Company Act, etc. None of the Loan Parties that is an Entity is (a) an “investment company” or is “controlled” by an “investment company”, as such terms are defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, or (b) otherwise subject to any other regulatory scheme limiting its ability to incur debt or requiring any approval or consent from or registration or filing with, any Governmental Authority in connection therewith. 4.12 Margin Regulations. None of the proceeds of the Credit Facility will be used, directly or indirectly, for “purchasing” or “carrying” any “margin stock” with the respective meanings of each of such terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulation U. None of the Loan Parties is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock.” 4.13 Ownership of Property. (a) Each Loan Party that is an Entity has good title to, or valid leasehold interests in, all of its real and personal property material to the operation of its business, including all such properties reflected in the most recent financial statements referred to in Section 4.06 hereof or purported to have been acquired by any such Person after said date (except as sold or otherwise disposed of in the ordinary course of business), and are in each case free and

AMENDED AND RESTATED LOAN AGREEMENT – Page 19 clear of Liens other than Permitted Encumbrances. All leases that individually or in the aggregate are material to the business or operations of any Loan Party that is an Entity are valid, subsisting and in full force and effect. (b) Each Loan Party that is an Entity owns, or is licensed or otherwise has the right to use, all patents, trademarks, service marks, trade names, copyrights and other intellectual property material to its business, and to the Loan Parties’ knowledge the use thereof by such Loan Parties does not infringe in any material respect on the rights of any other Person. (c) The properties of each Loan Party are insured with financially sound and reputable insurance companies which are not Affiliates of the Loan Parties, in such amounts with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Loan Parties operate. 4.14 Subsidiaries. Environmental, Safety, Manufacturing, and e-Tools have no Subsidiaries. Compliance has no Subsidiaries other than Alpha, Bio-Team, Citiwaste, Properties, Affordable, and Midwest. 4.15 Loan Party Disclosures. No event has occurred, and no fact or condition exists, which has a Material Adverse Effect or which could reasonably be expected to have a Material Adverse Effect. None of the reports, financial statements, certificates nor other information furnished by or on behalf of any Loan Party to the Bank in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by any other information so furnished) contains any material misstatement of fact nor omits to state any material fact necessary to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not misleading. 4.16 Labor Relations. No Loan Party is a party to any collective bargaining agreement nor has a labor union been recognized as the representative of its employees. There are no strikes, lockouts, collective bargaining activities or other material labor disputes or grievances against any Loan Party, or, to the Loan Parties’ knowledge, threatened against or affecting any of the Loan Parties, and no significant unfair labor practice, charges or grievances are pending against any Loan Party, or to the Loan Parties’ knowledge, threatened against any of them before any Governmental Authority, except where the result of any of the foregoing, either singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 4.17 OFAC. None of the Loan Parties (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (iii) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order. 4.18 Patriot Act; Foreign Corrupt Practices Act. Each of the Loan Parties is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). No part of the proceeds of the Credit Facility will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. 4.19 Schedules. Each of the Schedules, if any, attached to this Agreement sets forth a true, correct and complete description, in all material respects, of the matter or matters covered thereby. 4.20 Absence of Defaults. Except as disclosed to Bank, no Default Condition or Event of Default has occurred or is continuing.

AMENDED AND RESTATED LOAN AGREEMENT – Page 20 ARTICLE FIVE AFFIRMATIVE COVENANTS The Loan Parties covenant and agree until such time as the Obligations have been indefeasibly paid in full in cash and any obligation of Bank to fund any portion of the Credit Facility has terminated or expired: 5.01 Payment of Obligations. Borrower shall pay principal, interest, fees and other charges on the Credit Facility and the other Obligations as and when due pursuant to the Notes, this Agreement, and the other Loan Documents. 5.02 Financial Statements and Other Reporting. (a) As soon as available and in any event within 120 days after the end of each Fiscal Year, Borrower shall submit to Bank the audited consolidated and consolidating annual financial statements for Parent including the Borrower and its Subsidiaries for the Fiscal Year most recently ended, prepared in conformity with GAAP consistently applied and consisting of a balance sheet, and related statements of income, equity and cash flows (together with footnotes thereto) of Borrower and its Subsidiaries reported on by an independent public accounting firm acceptable to Bank (without a “going concern” or like qualification, exception or explanation and without any qualification or exception as to scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of Borrower and its Subsidiaries for such Fiscal Year on a consolidated basis. In the event the foregoing are provided as part of a public filing with the Securities and Exchange Commission Borrower shall be deemed to have satisfied this requirement. (b) As soon as available and in any event within 45 days after the end of each fiscal quarter, an internally prepared consolidated balance sheet of Parent including the Borrower and its Subsidiaries as of the end of such fiscal quarter and the related consolidated statements of income and cash flows of Parent including the Borrower and such Subsidiaries, for such fiscal quarter and the then elapsed portion of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding fiscal quarter and the corresponding portion of Parent including the Borrower’s previous Fiscal Year certified by a Financial Officer of Parent. (c) As soon as available and in any event due with the delivery of the financial statements required by Section 5.02(b) above, Borrower shall submit to Bank a current Compliance Certificate representing operations of Borrower and its Subsidiaries. (d) As soon as available, and in any event within thirty (30) days of the date of filing thereof, but in any and all events not later than April 15th of each year, each Loan Party that is an Entity shall submit to Bank a complete copy of its federal income tax return for each calendar year together with all schedules or exhibits thereto which may be provided on a consolidated basis with Parent’s return. (e) As soon as available, but in no event later than 45 days after the end of each fiscal quarter, a current Borrowing Base Certificate, provided, however, if at the end of any calendar month the outstanding principal balance of the Facility B Line of Credit is greater than or equal to $1.00, Borrower shall deliver a current Borrowing Base Certificate to Bank within 30 days after the end of each month. (f) As soon as available, but in no event later than 45 days after the end of each fiscal quarter, a current Accounts Receivable Aging report, provided, however, if at the end of any calendar month the outstanding principal balance of the Facility B Line of Credit is greater than or equal to $1.00, Borrower shall deliver a current Accounts Receivable Aging report to Bank within 30 days after the end of each month. (g) As soon as available, but in no event later than 45 days after the end of each fiscal quarter, a current Inventory Listing, provided, however, if at the end of any calendar month the outstanding principal balance of the Facility B Line of Credit is greater than or equal to $1.00, Borrower shall deliver a current Inventory Listing to Bank within 30 days after the end of each month.

AMENDED AND RESTATED LOAN AGREEMENT – Page 21 (h) Upon occurrence, prompt written notice of any change (i) in any of the Loan Parties’ organizational name, (ii) in the jurisdiction of organization or formation of any Loan Party, (iii) in any Loan Party’s identity or form of organization or (iv) in any Loan Party’s Federal Taxpayer Identification Number. The Loan Parties agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Bank to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. (i) Promptly following any request therefor by Bank, such other information regarding the results of operations, business affairs and financial condition of the Loan Parties and their respective Subsidiaries, if any, as Bank may reasonably request. All financial statements and financial information submitted to Bank in accordance with this Agreement shall include, among other things, detailed information regarding (i) any Entities of which the applicable Loan Party is the majority owner and (ii) any Entities of which the applicable Loan Party is not the majority owner, but for which such Loan Party is directly or contingently liable on debts or obligations of any kind incurred by those Entities. All financial statements or records submitted to Bank via electronic means, including, without limitation by facsimile, open internet communications or other telephonic or electronic methods, including, without limitation, documents in Tagged Image Format Files (“TIFF”) or Portable Document Format (“PDF”) shall be treated as originals, fully binding and with full legal force and effect and the parties waive any rights they may have to object to such treatment. The Bank may rely on all such records in good faith as complete and accurate records produced or maintained by or on behalf of the party submitting such records. 5.03 Maintenance of Insurance, Financial Records and Existence. (a) Required Insurance. Borrower shall maintain or cause to be maintained insurance on Borrower’s (and, if applicable, its direct or indirect Subsidiaries’) properties and assets against fire, casualty, public liability, as well as general liability, and other liability insurance related to the business of Borrower (or, if applicable, its direct or indirect Subsidiaries) as is customary for such business, all in such amounts, with such deductibles and with such insurers as are customary for such business (the “Required Insurance”). All of the policies relating to the Required Insurance shall contain standard “mortgagee” (where applicable), “lender loss payable” and “additional insured” (where applicable) clauses issued in favor of Bank pursuant to which all losses thereunder shall be paid to Bank as Bank’s interests may appear. Such policies shall expressly provide that the Required Insurance cannot be altered in any way adverse to Bank or canceled without thirty (30) days’ (or ten (10) days with respect to nonpayment of premium) prior written notice to Bank and shall insure Bank notwithstanding the act or neglect of the insured. At or prior to the date hereof, Borrower shall furnish Bank with insurance certificates certified as true and correct and being in full force and effect as of the date hereof or such other evidence of the Required Insurance as Bank may require. In the event the Borrower fails to procure or causes to be procured any of the Required Insurance or to timely pay or cause to be paid the premium(s) on any of the Required Insurance, Bank may do so for Borrower, but Borrower shall continue to be liable for the same. Borrower further covenants that all insurance premiums owing under its current casualty policy or policies will be paid when due. Borrower also agrees to notify Bank, promptly, upon Borrower’s receipt of a notice of termination, cancellation or non-renewal from its insurance company of any of the Required Insurance. Borrower hereby appoints Bank as its attorney-in-fact, exercisable at Bank’s option upon the occurrence and during the continuance of an Event of Default, to endorse any check which may be payable to Borrower in order to collect the proceeds of the Required Insurance. The foregoing general requirements shall not be in limitation or derogation of any other requirement of Borrower to obtain and/or maintain insurance as specified in any other Loan Document, including without limitation, any Security Document. (b) Financial Records. Borrower shall keep current and accurate books of records and accounts in which full and correct entries in all material respects will be made of all of its business transactions, and will reflect in Parent’s financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP or other standards approved by Bank in writing. Borrower shall not change its Fiscal Year end date without prior written notice to Bank. (c) Existence; Rights; Conduct of Business. Each Loan Party that is an Entity shall do (or cause to be done) all things reasonably necessary to preserve and keep in full force and effect its legal existence and good standing and each such Loan Party’s rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks

AMENDED AND RESTATED LOAN AGREEMENT – Page 22 and trade names material to the conduct of its business, and will continue to engage in the same business as presently conducted or such other businesses that are reasonably related thereto. 5.04 Notices of Material Events. Borrower shall furnish to Bank prompt written notice of the following: (a) the occurrence of any Default Condition or Event of Default; (b) the filing or commencement of any action, suit, proceeding or investigation by or before any arbitrator or Governmental Authority, against or, to the knowledge of any Loan Party, affecting any Loan Party which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) any change in the nature or extent of Hazardous Substances maintained on or with respect to the Mortgaged Property or any other property of a Loan Party or the occurrence of any event or any other development by which any Loan Party (i) fails to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) becomes subject to any Environmental Liability, (iii) receives notice of any claim with respect to any Environmental Liability, or (iv) becomes aware of any basis for any Environmental Liability and in each of the preceding clauses, which individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; (d) the occurrence of any ERISA Event that alone, or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (e) the occurrence of any default or event of default, or the receipt by any Loan Party of any written notice of an alleged default or event of default, in respect of any Material Indebtedness of any Loan Party; and (f) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this hereunder shall be accompanied by a written statement of a Responsible Officer of Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. 5.05 Litigation. The Loan Parties shall give prompt notice to Bank of any litigation claiming in excess of $250,000.00 from any Loan Party or which, if adversely determined, could reasonably be expected to cause a Material Adverse Effect. 5.06 Taxes. Each Loan Party shall pay all taxes when due (other than taxes levied upon Bank based upon or measured by Bank’s income or revenues), if any, in connection with the Credit Facility, the Loan Documents and/or the execution, delivery or recording of any mortgage, deed of trust, security deed, security agreement, financing statements or other Loan Documents. The Obligations of the Loan Parties under this section shall survive the payment of Borrower’s Obligations under this Agreement and the termination of this Agreement. 5.07 Compliance with Laws, etc. The Loan Parties shall: (i) comply with all laws, rules, regulations and requirements of any Governmental Authority applicable to its business and properties, including without limitation, all Environmental Laws, ERISA, and the Occupational Safety and Health Act of 1970, as amended (“OSHA”), except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; (ii) at all times maintain the Mortgaged Property and their respective properties in compliance with all applicable Environmental Laws and free of any Hazardous Substances except in compliance with all applicable Environmental Laws; (iii)pay, perform or otherwise satisfy any fine, charge, penalty, fee, damage, order, judgment, decree or imposition related thereto which, if unpaid, would constitute a lien or encumbrance on any Collateral, other than a Permitted Encumbrance, unless (a) the validity thereof shall be contested diligently and in good faith by appropriate proceedings and with counsel reasonably satisfactory to Bank and (b) so long as Borrower shall at all times have deposited with Bank, or posted a bond satisfactory to Bank in, a sum equal to the amount necessary (in the reasonable discretion of Bank) to comply with such order or directive (including, but not limited to, the amount of any fine, penalty, interest or cost that may become due thereon by reason of or during such contest);

AMENDED AND RESTATED LOAN AGREEMENT – Page 23 provided, however, that Bank shall be subrogated to the rights of the payee of such amount upon payment in full with respect to such fine, charge, or any portion thereof, (iv) to take all appropriate response actions, including any removal or remedial actions, in the event of a release, emission, discharge, or disposal of any Hazardous Substances in, on, under or from the Mortgaged Property and their respective properties necessary in order for such property to be or remain in compliance with all Environmental Laws, (v) upon request of Bank, to permit Bank, including its officers, agents, employees, contractors and representatives, to enter and inspect the Mortgaged Property for purposes of conducting an environmental assessment and (vi) upon the request of Bank, and at Borrower’s expense, to cause to be prepared for the Mortgaged Property such site assessment reports, including, without limitation, engineering studies, historical reviews and testing, as may be reasonably requested from time to time by Bank. 5.08 Payment of Obligations. The Loan Parties shall pay and discharge at or before maturity, all of their respective obligations and liabilities (including without limitation all tax liabilities and claims that could result in a statutory Lien) before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the affected Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. 5.09 Inspection; Field Audits. At any reasonable time and from time to time, Borrower will permit, and will cause each Subsidiary to permit, representatives of Bank: (a) To examine and make copies of the books and records of, and visit and inspect the properties or assets of Borrower and any Subsidiary and to discuss the business, operations and financial condition of any such Persons with their respective officers and employees and with their independent certified public accountants; and (b) To conduct Field Audits one (1) time during each fiscal year of Borrower, unless an Event of Default or a Default Condition exists (in which case Bank may conduct additional Field Audits at its discretion), and the cost of (i) the annual Field Audit and (ii) all Field Audits conducted during the existence of an Event of Default or Default Condition shall be paid by Borrower, each in an amount not to exceed $4,000.00 per Field Audit. 5.10 Collateral Reporting. Borrower agrees to furnish to the Bank such information as Bank reasonably requires in connection with monitoring the Collateral, at the times and in the manner reasonably determined by Bank. 5.11 Maintenance of Properties. Borrower shall keep and maintain (and, if applicable cause each direct or indirect Subsidiary to keep and maintain) all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted. 5.12 Use of Proceeds. Borrower shall use the proceeds of the Credit Facility for the purposes stated herein. No part of the proceeds of the Credit Facility will be used, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Board of Governors of the Federal Reserve System, including without limitation Regulations T, U or X. 5.13 Operating Accounts. Each Loan Party will establish and thereafter maintain (and, if applicable, cause each direct or indirect Subsidiary to establish and thereafter maintain) with Bank until such time as the Obligations have been indefeasibly paid in full in good collected funds and the commitments to fund both of the Facility A Line of Credit and the Facility B Line of Credit have been terminated its primary operating deposit accounts and all collection and lockbox accounts. 5.14 Leased Premises. In the event that more than $500,000 of Collateral or books and records related thereto is or becomes located on any of the properties leased by Borrower (and, if applicable, any direct or indirect Subsidiary of Borrower), Borrower shall promptly upon request by Bank obtain from the owner and landlord of such leased properties a Collateral Access Agreement in form and substance reasonably acceptable to Bank. 5.15 Further Assurances. The Loan Parties shall execute and/or deliver any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust and preparing all documentation relating to filings

AMENDED AND RESTATED LOAN AGREEMENT – Page 24 under the Federal Assignment of Claims Act) that may be required under applicable law, or that Bank may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents. In addition, from time to time, Borrower shall, at its sole cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as the Bank shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by substantially all the assets of the Borrowers (including properties acquired subsequent to date hereof)). Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to Bank, and Borrower shall deliver or cause to be delivered to Bank all such instruments and documents (including, title insurance policies, ownership and encumbrances reports and lien searches) as Bank shall reasonably request to evidence compliance with this Section. In furtherance of the foregoing, Borrower shall give prompt notice to Bank of the acquisition by Borrower (and, if applicable, by any direct or indirect Subsidiary) of any real property (or any interest in real property). ARTICLE SIX NEGATIVE COVENANTS The Loan Parties covenant and agree until such time as the Obligations have been indefeasibly paid in full in cash and any obligation of Bank to fund any portion of the Credit Facility has terminated or expired: 6.01 Indebtedness. Borrower will not create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness created pursuant to the Loan Documents; or (b) Indebtedness and obligations arising under any Hedging Transaction entered into in order to manage exiting or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes. 6.02 Liens. Without the prior written consent of Bank, the Loan Parties shall not create, incur, assume or suffer to exist any Lien on any of their assets or property now owned or hereafter acquired, except: (a) Liens in favor of Bank securing the Obligations; (b) Permitted Encumbrances; (c) extensions or renewals of any Lien referred to in paragraph (b) of this Section 6.02; provided, that the principal amount of the Indebtedness secured thereby is not increased and that any such extension, renewal or replacement is limited to the assets originally encumbered thereby; (d) Liens arising from precautionary UCC financing statements regarding operating leases; or (e) Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the UCC in effect in the relevant jurisdiction covering only the items being collected. 6.03 Fundamental Changes. (a) Except as expressly permitted pursuant to Section 6.13 and 6.14 hereto, Borrower shall not (and, if applicable, shall not permit any of its direct or indirect Subsidiaries to) merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, lease, transfer or otherwise dispose of (in a single transaction or a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired) or all or substantially all of the equity interests of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), liquidate, dissolve or create or acquire any additional Subsidiary.

AMENDED AND RESTATED LOAN AGREEMENT – Page 25 (b) Borrower shall not (and, if applicable, shall not permit any of its direct or indirect Subsidiaries to) engage in any business other than businesses that are similar or complementary to the type conducted by Borrower (or, as applicable, such Subsidiary) on the date hereof and businesses complementary or reasonably related thereto. (c) Borrower shall not permit or suffer to exist: (i) the transfer, exchange or acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group of any of the outstanding shares of voting stock or other equity interests of Borrower; or (ii) occupation of a majority of seats on the board of directors, board of managers or other managing group of Borrower by Persons other than Persons nominated or appointed by the current board of directors, board of managers or other managing group of Borrower. 6.04 Investments, Loans, etc. Borrower shall not (and, if applicable, shall not permit any of its direct or indirect Subsidiaries to) purchase, hold or acquire any common stock, membership interest, partnership interest, other equity interest, evidence of indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guaranty any obligations of, or make or permit to exist any investment or any other interest in, any other Person (all of the foregoing being collectively called “Investments”), or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person that constitute a business unit, or create or form any Subsidiary, except: (a) Permitted Investments; (b) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers, licensors, licensees and suppliers, in each case in the ordinary course of business; (c) Investments by a Loan Party in any other Loan Party; (d) extensions of trade credit in the ordinary course of business; (e) Investments (including the creation of and Acquisition of additional Subsidiaries) permitted by, and in compliance with, Sections 6.13 and 6.14; and (f) endorsement of items for collection or deposit in the ordinary course of business. 6.05 Restricted Payments. Neither Borrower nor Parent will declare or pay any Restricted Payment if (a) an Event of Default or a Default Condition exists at the time of declaring or paying such Restricted Payment, or (b) an Event of Default or Default Condition would arise as a result of declaring or paying such Distribution. 6.06 Sale of Assets. Borrower shall not (and, if applicable, shall not permit or cause any of its direct or indirect Subsidiaries to) convey, sell, lease, assign, transfer or otherwise dispose of, any assets, business or property, whether now owned or hereafter acquired, except: (a) the sale or other disposition of obsolete, uneconomical or worn out property or other property in the ordinary course of business; (b) the sale of Inventory in the ordinary course of business; (c) Permitted Investments in the ordinary course of business; and (d) dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Borrower (or, if applicable, any direct or indirect Subsidiary). 6.07 Transactions with Affiliates. Borrower shall not (and, if applicable, shall not permit any of its direct or indirect Subsidiaries to) sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property, assets or services from, or otherwise engage in any other transactions with, any

AMENDED AND RESTATED LOAN AGREEMENT – Page 26 Affiliate (including without limitation any direct or indirect Subsidiary), except in the ordinary course of business at prices and on terms and conditions not less favorable to Borrower (or any such Subsidiary) than could be obtained on an arm’s-length basis from unrelated third parties. 6.08 Amendment to Organizational Documents. Each Loan Party that is an Entity shall not (and, if applicable, shall not permit any of its direct or indirect Subsidiaries to amend, modify or waive any of its rights in a manner materially adverse to the Bank, or which could otherwise be reasonably expected to have a Material Adverse Effect under its Organizational Documents. 6.09 Accounting Changes. Each Loan Party that is an Entity shall not (and, if applicable, shall not permit any of its direct or indirect Subsidiaries to) make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP, or change the Fiscal Year of any such Loan Party (or of any such Subsidiary). 6.10 Reserved. 6.11 Reserved. 6.12 Reserved. 6.13 Mergers, Acquisitions, Dissolutions and Disposition of Assets. Borrower will not, and will not permit any Subsidiary to: (a) become a party to a merger, consolidation or other business combination (a “Merger”), purchase or otherwise acquire all or a substantial part of the assets of any Person or any shares or other evidence of beneficial ownership of any Person (an “Acquisition”), or become a party to a partnership or joint venture, except that: (i) any Loan Party other than Compliance may enter into a Merger or Acquisition with Compliance (provided that Compliance is the surviving entity) or another Loan Party after giving thirty (30) days prior notice to Bank and delivering to Bank such documents evidencing or perfecting Bank’s Liens in the Collateral as may be required by Bank; and (ii) Borrower or any Subsidiary may participate in a Merger or an Acquisition with a Domestic Person as long as (A) no Event of Default or Default Condition exists at the time of such Merger or Acquisition; (B) no Event of Default or Default Condition would arise as a result of such Merger or Acquisition; and (C) if Borrower or any Subsidiary enters into a Merger or Acquisition with any Person (an “Acquired Person”), either (1) such Acquired Person shall cease to exist and Borrower or such Subsidiary shall be the surviving Person of such transaction, or (2) (x) such Acquired Person shall become a Subsidiary of Borrower or such existing Subsidiary, (y) Borrower or such Subsidiary shall own one hundred percent (100%) of the Equity Interests of such new Subsidiary, and (z) such new Subsidiary shall comply with the requirements of Section 6.14 within thirty (30) days after the Merger or Acquisition; (b) dissolve, liquidate or dispose of substantially all of its assets (except as provided in paragraph (a)(i) above); (c) amend its Organizational Documents; (d) sell, lease, assign, transfer or otherwise dispose of its assets, except for (i) dispositions of inventory in the ordinary course of business, (ii) transfers of assets by a Domestic Subsidiary to another Domestic Subsidiary, and the sale or other disposition of obsolete, uneconomical or worn out property or other property in the ordinary course of business; (e) issue, sell or otherwise dispose of the Equity Interests in any Subsidiary to any Person other than to Borrower or any other Loan Party; or

AMENDED AND RESTATED LOAN AGREEMENT – Page 27 (f) enter into any agreement to do any of the foregoing. 6.14 Subsidiaries. Borrower will not, and will not permit any Subsidiary to, create or Acquire any Subsidiary, unless (a) such new Subsidiary (i) is a Domestic Subsidiary, (ii) is a Subsidiary of Borrower or another Loan Party and Borrower or another Loan Party owns one hundred percent (100%) of the Equity Interests of such new Subsidiary, and (iii) such Subsidiary will be a Loan Party, and (b) at the time of the creation or Acquisition of such new Subsidiary, (i) Borrower or such other Loan Party has notified Bank of the creation or Acquisition of such new Subsidiary (and, in the case of an Acquisition, has complied with Section 6.14(a)), (ii) such new Subsidiary has executed and delivered to Bank a Joinder Agreement in form and substance satisfactory to Bank, (iii) such new Subsidiary has delivered to Bank a copy of its Organizational Documents and evidence of its authority to enter into the documents referred to in clause (b)(ii) above, and (iv) the direct parent of such new Subsidiary has (A) specifically pledged its Equity Interests in such new Subsidiary to Bank, and (B) delivered to Bank evidence of its authority to enter into such pledge. ARTICLE SEVEN FINANCIAL COVENANTS The Loan Parties covenant and agree until such time as the Obligations have been indefeasibly paid in full in cash and any obligation of Bank to fund any portion of the Credit Facility has terminated or expired: 7.01 Cash Flow Leverage Ratio. Borrower and its Subsidiaries shall maintain a Cash Flow Leverage Ratio determined on a consolidated basis of not more than 3.50 to 1.00, tested quarterly, based upon the financial statements required to be delivered pursuant to Section 5.02 hereof. 7.02 Debt Service Coverage Ratio. Borrower and its Subsidiaries shall maintain a Debt Service Coverage Ratio determined on a consolidated basis of not less than 1.15 to 1.00, tested quarterly, based upon the financial statements required to be delivered pursuant to Section 5.02 hereof. ARTICLE EIGHT SECURITY 8.01 Security Agreement. The Credit Facility and all other Obligations shall be secured by the Security Agreement which encumbers, and grants to Bank a first priority security interest in and to, that portion of the Collateral consisting of all of Borrower’s assets. 8.02 Mortgage. The Credit Facility and all other Obligations shall be secured by the Mortgage which encumbers, and grants to Bank a first priority lien in and to the Mortgaged Property, subject only to the encumbrances permitted pursuant to the terms of the Mortgage. ARTICLE NINE DEFAULTS 9.01 Events of Default. Any one or more of the following shall constitute an “Event of Default” hereunder: (a) the failure by a Loan Party to pay within three (3) days of the date when due (i) any payment of principal and/or interest on or with respect to (A) the Credit Facility under the Notes, (B) any other Obligation, or (C) any other Loan Document, whether a regularly scheduled payment, at maturity or by acceleration, or (ii) any taxes or assessments required to be paid hereunder, or (iii) any insurance premiums required to keep the insurance coverage required hereunder or pursuant to any Security Document or any other Loan Document in full force and effect at any time, or (iv) any other monetary sum required to be paid pursuant to the terms of any other Loan Document; or (b) nonpayment by any Loan Party of any Rate Management Agreement when due or the breach by any Loan Party of any term, provision or condition contained in any Rate Management Agreement; or

AMENDED AND RESTATED LOAN AGREEMENT – Page 28 (c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with this Agreement or any other Loan Document (including the Schedules attached thereto) and any amendments or modifications hereof or waivers hereunder, or in any certificate, report, financial statement or other document submitted to Bank by any Loan Party, or any representative thereof pursuant to or in connection with this Agreement or any other Loan Document shall prove to be materially incorrect when made or deemed made or submitted; or (d) the breach of any (i) affirmative covenant as provided in Article Five (ii) negative covenant as provided in Article Six hereof or (iii) any financial covenant as provided in Article Seven hereof; or (e) a default or breach which is not otherwise the subject of any other provision of this Article Nine shall occur in the performance of any of the covenants or agreements of any Loan Party contained in this Agreement, the Notes, any Guaranty, the Security Documents or any other Loan Document, and such default is not capable of being cured, or if capable of being cured shall continue uncured to the reasonable satisfaction of Bank for a period of fifteen (15) days after written notice thereof from Bank to Borrower, or such other lesser or greater period of time, if any, with or without notice as specifically set forth in the applicable document or instrument; or; or (f) any Loan Party (whether as primary obligor or as guarantor or other surety) shall default on any Indebtedness of such Person other than the Obligations; or (g) any Loan Party shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i), (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for any Loan Party or for a substantial part of their assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; or (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other similar relief in respect of any Loan Party or their debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for Borrower, any other Loan Party or for a substantial part of their assets, and in any such case, such proceeding or petition shall remain undismissed for a period of sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; or (i) any Loan Party shall become unable to pay, shall admit in writing its inability to pay, or shall fail to pay, its debts as they become due; or (j) an ERISA Event shall have occurred that, in the opinion of Bank, when taken together with other ERISA Events that have occurred, could reasonably be expected to result in liability to any Loan Party; or (k) any judgment, garnishment, seizure, tax lien, levy or order for the payment of money, not fully covered by insurance or a bond, in excess of $25,000.00 in the aggregate shall be rendered against any Loan Party or any assets of a Loan Party; or (l) any non-monetary judgment or order shall be rendered against any Loan Party that could reasonably be expected to have a Material Adverse Effect; or (m) any security interest or Lien purported to be created by any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby; or

AMENDED AND RESTATED LOAN AGREEMENT – Page 29 (n) Borrower (or, if applicable, any of its Subsidiaries) shall be prohibited or otherwise restrained from conducting the business theretofore conducted by it in any manner that has or could reasonably be expected to have or result in a Material Adverse Effect by virtue of any determination, ruling, decision, decree, ordinance, or order of any court of competent jurisdiction, Governmental Authority, or municipality; (o) there shall be any evidence received by Bank that reasonably leads it to believe that the Loan Parties may have directly or indirectly been engaged in any type of criminal activity which would be reasonably likely to result in the forfeiture of a material portion of their assets or properties to any Governmental Authority or which would otherwise result in a Material Adverse Effect; (p) any Material Adverse Effect shall have occurred;. (q) Parent shall fail to own one hundred percent (100%) of the outstanding Equity Interests in any of Environmental, Safety, Manufacturing, e-Tools, or Compliance. 9.02 Rights Upon Event of Default. Upon the occurrence of an Event of Default and in every such event (other than an event with respect to the Loan Parties described in subparagraph (g) or (h) of Section 9.01) and at any time thereafter during the continuance of such event, Bank may take, without limitation, any or all of the following actions, at the same or different times: (i) declare the principal of and any accrued interest on the Credit Facility, and all other Obligations, to be, whereupon the same shall become, due and payable immediately in full, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties, (ii) to the extent that Borrower has any right to receive advances under the Credit Facility, terminate the Borrower’s right to obtain or receive advances, (iii) exercise all rights and remedies contained in the Security Documents, (iv) exercise all rights and remedies contained in any other Loan Document, and (v) exercise any other remedies available at law or in equity; and that, if an Event of Default specified in either subparagraph (g) or (h) of Section 9.01 shall occur, the principal of the Credit Facility then outstanding, together with accrued interest thereon, and all fees, and all other Obligations shall automatically immediately become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties. Notwithstanding the foregoing, if any note of Borrower to Bank constituting any of the Obligations, including without limitation, any of the Notes, shall be a demand instrument, however, the recitation of the right of Bank to declare any and all Obligations to be immediately due and payable, whether such recitation is contained in such note or in this Agreement, as well as the recitation of the above events permitting Bank to declare all Obligations due and payable, shall not constitute an election by Bank to waive its right to demand payment under a demand feature at any time and in any event, as Bank in its discretion may deem appropriate. 9.03 Application of Proceeds from Collateral. All proceeds from each sale of, or other realization upon, all or any part of the Collateral by the Bank after an Event of Default arises shall be applied as follows: (a) first, to the reimbursable expenses of the Bank incurred in connection with such sale or other realization upon the Collateral, until the same shall have been paid in full; (b) second, to the fees and other reimbursable expenses of the Bank then due and payable pursuant to any of the Loan Documents, including without limitation attorneys’ fees and expenses and other costs of collection or enforcement, until the same shall have been paid in full; (c) third, to interest then due and payable under the terms of the Notes, until the same shall have been paid in full; (d) fourth, to the outstanding principal amount of the Credit Facility, in such order as Bank shall determine in its sole and absolute discretion; (e) fifth, to all other Obligations until the same shall have been paid in full to Bank; and (f) sixth, to the extent any proceeds remain, to the Borrower or other parties lawfully entitled.

AMENDED AND RESTATED LOAN AGREEMENT – Page 30 ARTICLE TEN MISCELLANEOUS 10.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by mail, as follows: To Borrower or other Loan Parties: 9220 Kirby Drive, Suite 500 Houston, Texas 77054 Attention: Diana Diaz and Eric Bauer Email: ddiaz@sharpsinc.com and ebauer@sharpsinc.com With a copy to: Spence, Desenberg & Lee, PLLC] 1770 St. James Place, Suite 625 Houston, Texas 77056 Attention: Dana Desenberg Email: dana@sdllaw.com To the Bank: [REDACTED] With a copy to: [REDACTED] (b) Any party hereto may change its address for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery be effective when delivered for overnight (next-day) delivery, or if mailed, upon the third Business Day after the date deposited into the mail or if delivered, upon delivery; provided, that notices delivered to Bank shall not be effective until actually received by such Person at its address specified above. (c) Any agreement of the Bank to receive certain notices by telephone or email is solely for the convenience and at the request of the Loan Parties. Bank shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Loan Parties to give such notice and Bank shall not have any liability to the Loan Parties or other Person on account of any action taken or not taken by Bank in reliance upon such telephonic or email notice. The obligation of the Loan Parties to repay the Credit Facility and all other Obligations hereunder shall not be affected in any way or to any extent by any failure of Bank to receive written confirmation of any telephonic or email notice or the receipt by Bank of a confirmation which is at variance with the terms understood by Bank to be contained in any such telephonic or email notice. 10.02 Waiver; Amendments. No failure or delay by Bank in exercising any right or power hereunder or any other Loan Document, and no course of dealing between the Loan Parties and Bank, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of Bank hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies provided by law. No amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by the Loan Parties therefrom, shall in any event be effective unless the same shall be in writing and signed by the Loan Parties and Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the making of an advance under the Credit Facility shall not be construed as a waiver of any Default

AMENDED AND RESTATED LOAN AGREEMENT – Page 31 Condition or Event of Default, regardless of whether the Bank may have had notice or knowledge of such Default Condition or Event of Default at the time. 10.03 Expenses; Indemnification. (a) The Loan Parties shall pay (i) all reasonable, out-of-pocket costs and expenses of Bank, including the reasonable fees, charges and disbursements of counsel for Bank, in connection with the preparation and administration of the Loan Documents and any amendments, modifications or waivers thereof (whether or not the transactions contemplated in this Agreement or any other Loan Document shall be consummated), and (ii) all reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of outside counsel and the allocated cost of inside counsel) incurred by Bank in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Credit Facility or other Obligations, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Credit Facility or other Obligations. (b) THE LOAN PARTIES SHALL INDEMNIFY BANK AND ANY OF ITS AFFILIATES, AS WELL AS THEIR RESPECTIVE SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES (INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE), AND ALL FEES AND TIME CHARGES AND DISBURSEMENTS FOR ATTORNEYS WHO MAY BE EMPLOYEES OF ANY INDEMNITEE) INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY THIRD PARTY OR BY THE LOAN PARTIES, WHETHER OR NOT AS THE RESULT OF THE NEGLIGENCE OF ANY PARTY SO INDEMNIFIED BUT NOT ANY INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (II) THE CREDIT FACILITY OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM, (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS SUBSTANCES ON OR FROM, OR MIGRATING TO OR FROM, ANY PROPERTY OWNED OR OPERATED BY ANY LOAN PARTY, OR ANY ACTUAL OR ALLEGED ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO ANY LOAN PARTY OR ANY COLLATERAL, (IV) ANY BREACH OF ANY REPRESENTATION, WARRANTY OR COVENANT CONTAINED HEREIN, OR (V) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY ANY LOAN PARTY, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. (c) The Loan Parties shall pay, and hold Bank harmless from and against, any and all present and future stamp, documentary, indebtedness, and other similar taxes with respect to this Agreement and any other Loan Documents, any collateral described therein, or any payments due thereunder, and shall defend, indemnify and save the Bank harmless from and against any and all liabilities with respect to, or resulting from any delay or omission to pay such taxes. (d) To the extent permitted by applicable law, the Loan Parties shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated therein, any loan or the use of proceeds thereof.

AMENDED AND RESTATED LOAN AGREEMENT – Page 32 (e) All amounts due under this Section shall be payable promptly after written demand therefor. 10.04 Multiple Obligors. (a) Each and every reference to and any and all representations, warranties, covenants and undertakings of, Borrower herein, including but not limited to the Events of Default shall be deemed to apply to each of the Persons comprising Borrower, jointly and separately. (b) The obligations and liabilities of each of the Persons comprising Borrower under, and all representations, warranties and covenants in, this Agreement and the other Loan Documents shall be direct and primary and joint and several in all respects whatsoever. (c) Bank may deal with any of the Persons comprising Borrower as if it were the sole obligor, without impairing in any way the liability of any other Person comprising Borrower or any other Loan Party. Without limiting the generality of that right, Bank may in particular release, impair, or fail to perfect an interest in any collateral of any Person comprising Borrower or any other Loan Party, waive defaults by any of them, or extend or compromise the liability of any of them without the consent of the other undersigned obligors. (d) each of the Persons comprising Borrower represents that it has carefully considered the alternatives to and the legal consequences of incurring joint and several liability under the Credit Facility and has determined that by such arrangement it is able to obtain financing on terms more favorable than otherwise, and that under a joint and several facility each will realize substantial interest savings over alternative financing arrangements. (e) each of the Persons comprising Borrower hereby irrevocably appoints Parent (the “Agent”) as its agent representative to deal with the Bank on its behalf in all respects in connection with the Credit Facility, this Agreement and the transactions contemplated herein. each of the Persons comprising Borrower agrees to be bound by all actions of the Agent in all such respects. (f) Bank may bring a separate action or actions under this Agreement and/or the Notes against each of the Persons comprising Borrower, whether such action is brought against any other Person comprising Borrower or any other Loan Party, or any other Person comprising Borrower or any other Loan Party is not joined therein. Each of the Persons comprising Borrower agrees that any compromise or release which may be given to any other Person comprising Borrower or any other Loan Party shall not release any other Person comprising Borrower or any other Loan Party not so released from its obligations hereunder or granted such compromise. The Loan Parties hereby waive any right to assert against Bank any defense (legal or equitable), set off, counterclaim, or claims which any of them individually may now or any time hereafter have against any Person comprising Borrower or any other Loan Party. (g) Any and all present and future debt and other obligations of any of the Persons comprising Borrower to another Person comprising Borrower is hereby subordinated to the full payment and performance of all Obligations due to Bank, whether under this Agreement, the Notes or otherwise. (h) Each of the Loan Parties is presently informed as to the financial condition of each Person comprising Borrower and all other circumstances of each other relating to the Credit Facilities this Agreement, and the other Loan Documents which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the amounts due or to become due hereunder. Each Loan Party hereby covenants that it will continue to keep itself informed as to the financial condition of each Person comprising Borrower, the status of each other Person comprising Borrower or the other Loan Parties, and all circumstances which bear upon the risk of nonpayment. Absent written request from a Person comprising Borrower or any other Loan Party to Bank for information, each Loan Party hereby waives any and all rights it may have to require Bank to disclose to any such Loan Party any information which Bank may now or hereafter acquire concerning the condition or circumstances of the other Loan Parties. (i) Each Loan Party waives all rights to notices of default, existence, creation, or incurring of new or additional indebtedness, and all other notices of formalities to which each such Person comprising Borrower, may as joint and several Borrower, hereunder be entitled.

AMENDED AND RESTATED LOAN AGREEMENT – Page 33 10.05 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Loan Parties may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of the Bank. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, and Participants as provided in subparagraph (b) below) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Bank may at any time, without the prior consent of, or notice to, the Loan Parties, sell and assign or grant participations to any Person (other than a natural person, the Loan Parties or any of their Affiliates or Subsidiaries) (each, a “Participant”) all or a portion of Bank’s rights and/or obligations under this Agreement. 10.06 Governing Law; Jurisdiction; Venue. This Agreement is made and delivered in the State of Texas and shall be governed by and construed in accordance with the laws thereof without reference to the conflicts of law principles that would cause the application of the laws of another jurisdiction. Borrower and each other Loan Party hereby irrevocably submit and consent to the exclusive personal jurisdiction and venue of any state or federal court in Texas located in the same judicial district as the office of Bank specified in the first paragraph of this Agreement and agree that all actions or proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement shall be litigated only in one of the foregoing described courts. Borrower and each other Loan Party, for themselves, and their respective heirs, successors and its assigns, and for any person claiming under or through any of them, hereby knowingly and voluntarily waive any and all rights to have the jurisdiction and venue of any litigation arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement in any other court, and hereby knowingly and voluntarily waive any and all rights to remove this action to, or to transfer, dismiss, or change venue to, any other court. Borrower and each other Loan Party further acknowledge and agree that neither Bank nor any person acting on behalf of Bank has in any way agreed with or represented to Borrower or such Obligor that the provisions of this paragraph have been waived or will not be fully enforced by Bank. Notwithstanding the foregoing, Bank may initiate necessary judicial actions in any jurisdiction to recover Collateral securing the Credit Facility or any other Obligation. 10.07 WAIVER OF JURY TRIAL. EACH LOAN PARTY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS SUCH LOAN PARTY MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BASED ON, ARISING OUT OF, OR IN ANY WAY RELATED TO: THIS AGREEMENT; THE OBLIGATIONS; ANY NOTES, LOAN AGREEMENTS, OR ANY OTHER LOAN DOCUMENTS OR AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH ANY OF THE OBLIGATIONS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THIS JURY WAIVER ALSO APPLIES TO ANY CLAIM OR, COUNTERCLAIM, CAUSE OF ACTION OR DEMAND ARISING FROM OR RELATED TO (I) ANY COURSE OF CONDUCT, COURSE OF DEALING, OR RELATIONSHIP OF ANY LOAN PARTY, ANY OBLIGOR, OR ANY OTHER PERSON WITH BANK OR ANY EMPLOYEE, OFFICER, DIRECTOR OR ASSIGNEE OF BANK IN CONNECTION WITH THE OBLIGATIONS WITH BANK; OR (II) ANY STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON BY OR ON BEHALF OF BANK TO ANY LOAN PARTY, ANY OBLIGOR, OR ANY OTHER PERSON IN CONNECTION WITH THE OBLIGATIONS OR BANK REGARDLESS OF WHETHER SUCH CAUSE OF ACTION ARISES BY CONTRACT, TORT OR OTHERWISE. EACH LOAN PARTY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE BANK IN EXTENDING CREDIT TO BORROWER, THAT THE BANK WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT EACH LOAN PARTY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER. EACH LOAN PARTY FURTHER CERTIFIES THAT NO PERSON HAS REPRESENTED TO IT, EXPRESSLY OR OTHERWISE, THAT BANK OR ANY OTHER PERSON WOULD NOT, IN THE EVENT OF A LEGAL PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER.

AMENDED AND RESTATED LOAN AGREEMENT – Page 34 10.08 Right of Setoff and Grant of Lien in Deposits. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, Bank shall have the right, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to the Loan Parties, any such notice being expressly waived by the Loan Parties to the extent permitted by applicable law, to set off and apply against all deposits (general or special, time or demand, provisional or final) of any of the Loan Parties at any time held or other obligations at any time owing by Bank to or for the credit or the account of any of the Loan Parties against any and all Obligations held by Bank, irrespective of whether Bank shall have made demand hereunder and although such Obligations may be unmatured. Bank agree promptly to notify the Loan Parties after any such set- off and any application made by Bank; provided, that the failure to give such notice shall not affect the validity of such set-off and application. 10.09 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any party to this Agreement may execute a counterpart copy of this Agreement and deliver the same by telecopier, or by an electronically or digitally scanned copy signed counterpart stored in an electronic or digital format (e.g., “.pdf” or “.tft” format) which preserves the graphical or pictorial appearance of the original and delivered by electronic or digital means, such as electronic mail, so that the same may be printed in a tangible format, which shall be deemed an original for all purposes. 10.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO REGARDING THE SUBJECT MATTERS HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, REGARDING SUCH SUBJECT MATTERS. NO COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES. 10.11 Survival. All covenants, agreements, representations and warranties made by the Loan Parties herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by Bank and shall survive the execution and delivery of this Agreement and the making of any advance of the Credit Facility, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Bank may have had notice or knowledge of any Default Condition or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on the Credit Facility or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as any commitment of Bank to make advances under the Credit Facility has not expired or terminated. The provision entitled “Expenses; Indemnification” above shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Credit Facility, the expiration or termination of the Credit Facility or the termination of this Agreement or any provision hereof. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and the making of any advance by Bank under the Credit Facility. 10.12 Severability. Any provision of this Agreement or any other Loan Document held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10.13 Gender and Number. In this Agreement, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be and the singular number includes the plural. 10.14 Headings. Any captions or headings in this Agreement are for convenience and reference and are not to be considered a part hereof and shall not limit or otherwise affect any of the provisions or terms hereof.

AMENDED AND RESTATED LOAN AGREEMENT – Page 35 10.15 Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such Person having or being deemed to have structured, written or dictated such provision. 10.16 Lack of Duress. The Loan Parties represent and warrant to Bank that each Loan Party is a sophisticated business Person, having had substantial experience in connection with financing and credit arrangements such as contemplated by this Agreement, was duly represented by or had the opportunity to be represented by an attorney in the negotiation of the documentation to evidence and secure the Credit Facility and bargained with Bank at arm's length and without duress of any kind whatsoever relative to all of the terms and conditions pursuant to which Bank agreed to make available the Credit Facility including, but not limited to, the terms and conditions contained in this section. 10.17 Interest Rate Limitation. The parties hereto stipulate and agree that it is their common and overriding intent to contract in strict compliance with the applicable usury laws. Notwithstanding anything herein to the contrary, if at any time the interest rate or rates applicable to the Credit Facility, together with all fees, charges and other amounts which may be treated as interest on such Loan under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate of interest (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by Bank in accordance with applicable law, the rate of interest payable in respect of Credit Facility, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate. If for any reason the charges paid by any Loan Party exceed the Maximum Rate, Bank shall credit against the principal balance of the Credit Facility (or, if such indebtedness shall have been paid in full, refund to the payor of such charges) such portion of said charges as shall be necessary to ensure that the total charges do not exceed the Maximum Rate. 10.18 Patriot Act. The Bank hereby notifies Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies Loan Parties, which information includes the name and address of such Person and other information that will allow such Bank to identify such Person in accordance with the Patriot Act. Each of the Loan Parties shall provide such information and take such other actions as are reasonably requested by the Bank in order to assist the Bank in maintaining compliance with the Patriot Act. 10.19 Amendment and Restatement. On the date hereof (the “Restatement Date”), the Original Loan Agreements shall be modified, amended and restated by this Agreement. The parties hereto acknowledge and agree that: (a) this Agreement and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing, or termination of the “Obligations” (as defined in the Original Loan Agreements) under the Original Loan Agreements as in effect prior to the Restatement Date; (b) such “Obligations” are in all respects continuing with only the terms thereof being amended and modified as provided in this Agreement; (c) the Liens granted in the Collateral pursuant to the Loan Documents securing payment of such “Obligations” are in all respects continuing and in full force and effect and secure the payment of the Obligations (as defined in this Agreement) and are hereby fully ratified and affirmed; and (d) upon the effectiveness of this Agreement all loans outstanding under the Original Loan Agreements immediately before the effectiveness of this Agreement will be part of the Credit Facility hereunder on the terms and conditions set forth in this Agreement. Without limitation on the foregoing, each of the Loan Parties hereby fully and unconditionally ratifies and affirms all of the Loan Documents, as amended, and agrees that all security interests and other Liens granted to Bank in the collateral thereunder shall from and after the date hereof secure all Obligations hereunder in favor of Bank. On and after the Restatement Date, (a) each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or similar words referring to the Loan Agreement shall mean and be a reference to this Agreement, and (b) each reference in the Loan Documents to the “Notes” shall mean and be the Notes as defined in this Agreement. [Remainder of Page Intentionally Blank]

EXHIBIT 10.1 AMENDED AND RESTATED LOAN AGREEMENT – Exhibit C-2 IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written. Bank: [REDACTED], a [REDACTED] bank By: Name: [REDACTED] Title: Senior Vice President

AMENDED AND RESTATED LOAN AGREEMENT – Page 37 Borrower: SHARPS COMPLIANCE, INC. OF TEXAS, a Texas corporation d/b/a Sharps Compliance, Inc. By: /s/Eric Bauer Name: Eric Bauer Title: Executive Vice President and Chief Financial Officer SHARPS E-TOOLS.COM INC., a Delaware corporation By: /s/Eric Bauer Name: Eric Bauer Title: Executive Vice President and Chief Financial Officer SHARPS MANUFACTURING, INC., a Delaware corporation By: /s/Eric Bauer Name: Eric Bauer Title: Executive Vice President and Chief Financial Officer SHARPS ENVIRONMENTAL SERVICES, INC., a Delaware corporation d/b/a Sharps Environmental Services of Texas, Inc. By: /s/Eric Bauer Name: Eric Bauer Title: Executive Vice President and Chief Financial Officer SHARPS SAFETY, INC., a Texas corporation By: /s/Eric Bauer Name: Eric Bauer Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LOAN AGREEMENT – Page 38 ALPHA BIO/MED SERVICES, LLC, a Pennsylvania limited liability company By: /s/Eric Bauer Name: Eric Bauer Title: Executive Vice President and Chief Financial Officer BIO-TEAM MOBILE LLC, a Pennsylvania limited liability company By: /s/Eric Bauer Name: Eric Bauer Title: Executive Vice President and Chief Financial Officer CITIWASTE, LLC, a New York limited liability company By: /s/Eric Bauer Name: Eric Bauer Title: Executive Vice President and Chief Financial Officer SHARPS PROPERTIES, LLC, a Pennsylvania limited liability company By: /s/Eric Bauer Name: Eric Bauer Title: Executive Vice President and Chief Financial Officer MIDWEST MEDICAL WASTE, INC., a Kansas corporation By: /s/Eric Bauer Name: Eric Bauer Title: Executive Vice President and Chief Financial Officer AFFORDABLE MEDICAL WASTE, LLC, an Indiana limited liability company By: /s/Eric Bauer Name: Eric Bauer Title: Executive Vice President and Chief Financial Officer